                                                                    EXHIBIT 99.1
                                                               EXECUTION VERSION

                        MORTGAGE LOAN PURCHASE AGREEMENT

     THIS MORTGAGE LOAN PURCHASE AGREEMENT (this "Agreement") is dated as of
December 15, 2004 between CITIGROUP GLOBAL MARKETS REALTY CORP. (the "Seller")
and CITIGROUP COMMERCIAL MORTGAGE SECURITIES INC. (the "Purchaser").

     The Seller intends to sell and the Purchaser intends to purchase certain multifamily and commercial mortgage loans (the "Mortgage Loans") identified on the schedule (the "Mortgage Loan Schedule") annexed hereto as Exhibit A. The
Purchaser intends to deposit the Mortgage Loans, along with certain other mortgage loans (the "Other Mortgage Loans"), into a trust fund (the "Trust
Fund"), the beneficial ownership of which will be evidenced by multiple classes
(each, a "Class") of mortgage pass-through certificates (the "Certificates").
One or more "real estate mortgage investment conduit" ("REMIC") elections will be made with respect to most of the Trust Fund. The Trust Fund will be created and the Certificates will be issued pursuant to a Pooling and Servicing
Agreement (the "Pooling and Servicing Agreement"), dated as of December 1, 2004, among the Purchaser, as depositor, Midland Loan Services, Inc., as master servicer (the "Master Servicer"), Lennar Partners, Inc., as special servicer
(the "Special Servicer") and Wells Fargo Bank, N.A., as trustee (the "Trustee").
Capitalized terms used herein (including the schedules attached hereto) but not defined herein (or in such schedules) have the respective meanings set forth in the Pooling and Servicing Agreement.

     Now, therefore, in consideration of the premises and the mutual agreements set forth herein, the parties agree as follows:

     SECTION 1. Agreement to Purchase.

     The Seller agrees to sell, and the Purchaser agrees to purchase, the
Mortgage Loans identified on the Mortgage Loan Schedule. The Mortgage Loan
Schedule may be amended to reflect the actual Mortgage Loans delivered to the
Purchaser pursuant to the terms hereof. The Mortgage Loans are expected to have an aggregate principal balance of $912,156,067.26 (the "CGMRC Mortgage Loan
Balance") (subject to a variance of plus or minus 5.0%) as of the close of business on the Cut-off Date, after giving effect to any payments due on or before such date, whether or not such payments are received. The CGMRC Mortgage
Loan Balance, together with the aggregate principal balance of the Other
Mortgage Loans as of the Cut-off Date (after giving effect to any payments due on or before such date whether or not such payments are received), is expected to equal an aggregate principal balance (the "Cut-off Date Pool Balance") of
$1,030,490,079 (subject to a variance of plus or minus 5.0%). The purchase and sale of the Mortgage Loans shall take place on December 22, 2004 or such other date as shall be mutually acceptable to the parties to this Agreement (the
"Closing Date"). The consideration (the "Aggregate Purchase Price") for the
Mortgage Loans shall consist of an amount equal to (i) 105.5644% of the CGMRC
Mortgage Loan Balance as of the Cut-off Date, plus (ii) $3,021,686.46, which amount represents the amount of interest accrued on the CGMRC Mortgage Loan
Balance at, in the case of the portion thereof attributable to each Mortgage
Loan, the related Net Mortgage Rate for the period from and including the
Cut-off Date up to but not including the Closing Date.

     The cash component of the Aggregate Purchase Price shall be paid to the
Seller or its designee by wire transfer in immediately available funds on the
Closing Date.

     SECTION 2. Conveyance of Mortgage Loans.

     (a) Effective as of the Closing Date, subject only to receipt by the Seller of the Aggregate Purchase Price and satisfaction or waiver of the other conditions to closing that are for the benefit of the Seller (which conditions shall be deemed to have been satisfied or waived upon the Seller's receipt of the Aggregate Purchase Price), the Seller does hereby sell, transfer, assign, set over and otherwise convey to the Purchaser, without recourse (except as set forth in this Agreement), all the right, title and interest of the Seller in and to the Mortgage Loans identified on the Mortgage Loan Schedule as of such date, on a servicing released basis, together with all of the Seller's right, title and interest in and to the proceeds of any related title, hazard, primary mortgage or other insurance proceeds.

     (b) The Purchaser or its assignee shall be entitled to receive all scheduled payments of principal and interest due after the Cut-off Date, and all other recoveries of principal and interest collected after the Cut-off Date
(other than in respect of principal and interest on the Mortgage Loans due on or before the Cut-off Date). All scheduled payments of principal and interest due on or before the Cut-off Date but collected after the Cut-off Date, and recoveries of principal and interest collected on or before the Cut-off Date
(only in respect of principal and interest on the Mortgage Loans due on or before the Cut-off Date and principal prepayments thereon), shall belong to, and shall be promptly remitted to, the Seller.

     (c) No later than the Closing Date, the Seller shall, on behalf of the
Purchaser, deliver to the Trustee (with a copy to the Master Servicer and the
Special Servicer within ten Business Days of the Closing Date), the documents and instruments specified below with respect to each Mortgage Loan (each a
"Mortgage File"). All Mortgage Files so delivered will be held by the Trustee in escrow for the benefit of the Seller at all times prior to the Closing Date.
Each Mortgage File shall contain the following documents:

          (i) the original executed Mortgage Note including any power of attorney related to the execution thereof, together with any and all intervening endorsements thereon, endorsed on its face or by allonge attached thereto (without recourse, representation or warranty, express or implied) to the order of Wells Fargo Bank, N.A., as trustee for the registered holders of Citigroup Commercial Mortgage Trust 2004-C2,
     Commercial Mortgage Pass-Through Certificates, Series 2004-C2 or in blank
     (or a lost note affidavit and indemnity with a copy of such Mortgage Note attached thereto);

          (ii) an original or copy of the Mortgage, together with any and all intervening assignments thereof, in each case (unless not yet returned by the applicable recording office) with evidence of recording indicated
     thereon or certified by the applicable recording office;

          (iii) an original or copy of any related Assignment of Leases (if such item is a document separate from the Mortgage), together with any and all intervening assignments thereof, in each case (unless not yet returned by the applicable recording office) with evidence of recording indicated
     thereon or certified by the applicable recording office;

          (iv) an original executed assignment, in recordable form (except for any missing recording information and, if delivered in blank, the name of the assignee), of (A) the Mortgage, (B) any related Assignment of Leases
     (if such item is a document separate from the Mortgage) and (C) any other recorded document relating to the Mortgage Loan otherwise included in the
     Mortgage File, in favor of Wells Fargo Bank, N.A., as trustee for the registered holders of Citigroup Commercial Mortgage Trust 2004-C2,
     Commercial Mortgage Pass-Through Certificates, Series 2004-C2, or in blank;

          (v) an original assignment of all unrecorded documents relating to the
     Mortgage Loan (to the extent not already assigned pursuant to clause (iv)
     above), in favor of Wells Fargo Bank, N.A., as trustee for the registered holders of Citigroup Commercial Mortgage Trust 2004-C2, Commercial Mortgage
     Pass-Through Certificates, Series 2004-C2, or in blank;

          (vi) originals or copies of any consolidation, assumption, substitution and modification agreements in those instances where the terms or provisions of the Mortgage or Mortgage Note have been consolidated or modified or the Mortgage Loan has been assumed or consolidated;

          (vii) the original or a copy of the policy or certificate of lender's title insurance or, if such policy has not been issued or located, an original or copy of an irrevocable, binding commitment (which may be a pro forma policy or marked version of the policy that has been executed by an authorized representative of the title company or an agreement to provide the same pursuant to binding escrow instructions executed by an authorized representative of the title company) to issue such title insurance policy;

          (viii) any filed copies (bearing evidence of filing) or other evidence of filing reasonably satisfactory to the Purchaser of any prior UCC
     Financing Statements in favor of the originator of such Mortgage Loan or in favor of any assignee prior to the Trustee (but only to the extent the
     Seller had possession of such UCC Financing Statements prior to the Closing
     Date) and, if there is an effective UCC Financing Statement and continuation statement in favor of the Seller on record with the applicable public office for UCC Financing Statements, an original UCC Financing
     Statement assignment, in form suitable for filing in favor of Wells Fargo
     Bank, N.A., as trustee for the registered holders of Citigroup Commercial
     Mortgage Trust 2004-C2, Commercial Mortgage Pass-Through Certificates,
     Series 2004-C2, as assignee, or in blank;

          (ix) an original or a copy of (A) any Ground Lease and (B) any loan guaranty, indemnity, ground lessor estoppel or environmental insurance policy or lease enhancement policy;

          (x) any intercreditor, co-lender or similar agreement relating to permitted debt of the Mortgagor; and

          (xi) copies of any loan agreement, escrow agreement, security agreement or letter of credit relating to a Mortgage Loan.

     (d) The Seller shall take all actions reasonably necessary to permit the
Trustee to fulfill its obligations pursuant to Section 2.01(d) of the Pooling and Servicing Agreement, including bearing the out-of-pocket costs and expenses of the Trustee in connection with the performance by the Trustee of its recording, filing and delivery obligations pursuant to Section 2.01(d) of the
Pooling and Servicing Agreement.

     (e) All documents and records (except draft documents, attorney-client privileged communications and internal correspondence, credit underwriting or due diligence analyses, credit committee briefs or memoranda or other internal approval documents or data or internal worksheets, memoranda, communications or evaluations and other underwriting analysis of the Seller) relating to, and necessary for the servicing and administration of, each Mortgage Loan and in the
Seller's possession that are not required to be delivered to the Trustee shall promptly be delivered or caused to be delivered by the Seller to the Master
Servicer or at the direction of the Master Servicer to the appropriate sub-servicer, together with any related escrow amounts and reserve amounts.

     (f) The Seller shall take such actions as are reasonably necessary to assign or otherwise grant to the Trust Fund the benefit of any letters of credit in the name of the Seller which secure any Mortgage Loan. Without limiting the generality of the foregoing, if a draw upon a letter of credit is required before its transfer to the Trust Fund can be completed, the Seller shall draw upon such letter of credit for the benefit of the Trust pursuant to written instructions from the Master Servicer.

     SECTION 3. Representations, Warranties and Covenants of Seller.

     (a) The Seller hereby represents and warrants to and covenants with the
Purchaser, as of the date hereof, that:

          (i) The Seller is a corporation organized and validly existing and in good standing under the laws of the State of New York and possesses all requisite authority, power, licenses, permits and franchises to carry on its business as currently conducted by it and to execute, deliver and comply with its obligations under the terms of this Agreement;

          (ii) This Agreement has been duly and validly authorized, executed and delivered by the Seller and, assuming due authorization, execution and delivery hereof by the Purchaser, constitutes a legal, valid and binding obligation of the Seller, enforceable against the Seller in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, receivership, moratorium and other laws affecting the enforcement of creditors' rights in general and by general equity principles (regardless of whether such enforcement is considered in a proceeding in

     equity or at law), and by public policy considerations underlying the securities laws, to the extent that such public policy considerations limit the enforceability of the provisions of this Agreement which purport to provide indemnification from liabilities under applicable securities laws;

          (iii) The execution and delivery of this Agreement by the Seller and the Seller's performance and compliance with the terms of this Agreement will not (A) violate the Seller's certificate of incorporation or bylaws,
     (B) violate any law or regulation or any administrative decree or order to which it is subject or (C) constitute a material default (or an event which, with notice or lapse of time, or both, would constitute a material default) under, or result in the breach of, any material contract, agreement or other instrument to which the Seller is a party or by which the Seller is bound, which default might have consequences that would, in the Seller's reasonable and good faith judgment, materially and adversely affect the condition (financial or other) or operations of the Seller or its properties or have consequences that would materially and adversely affect its performance hereunder;

          (iv) The Seller is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or other governmental agency or body, which default might have consequences that would, in the Seller's reasonable and good faith judgment, materially and adversely affect the condition (financial or other) or operations of the Seller or its properties or have consequences that would materially and adversely affect its performance hereunder;

          (v) The Seller is not a party to or bound by any agreement or instrument or subject to any certificate of incorporation, bylaws or any other corporate restriction or any judgment, order, writ, injunction, decree, law or regulation that would, in the Seller's reasonable and good faith judgment, materially and adversely affect the ability of the Seller to perform its obligations under this Agreement or that requires the consent of any third person to the execution of this Agreement or the performance by the Seller of its obligations under this Agreement (except to the extent such consent has been obtained);

          (vi) No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Seller of, or compliance by the Seller with, this
     Agreement or the consummation of the transactions contemplated by this
     Agreement except as have previously been obtained, and no bulk sale law applies to such transactions;

          (vii) No litigation is pending or, to the Seller's knowledge, threatened against the Seller that would, in the Seller's good faith and reasonable judgment, prohibit its entering into this Agreement or materially and adversely affect the performance by the Seller of its obligations under this Agreement; and

          (viii) Under generally accepted accounting principles ("GAAP") and for federal income tax purposes, the Seller will report the transfer of the
     Mortgage Loans to

     the Purchaser as a sale of the Mortgage Loans to the Purchaser in exchange for consideration consisting of the Aggregate Purchase Price. The consideration received by the Seller upon the sale of the Mortgage Loans to the Purchaser will constitute at least reasonably equivalent value and fair consideration for the Mortgage Loans. The Seller will be solvent at all relevant times prior to, and will not be rendered insolvent by, the sale of the Mortgage Loans to the Purchaser. The Seller is not selling the Mortgage
     Loans to the Purchaser with any intent to hinder, delay or defraud any of the creditors of the Seller.

     (b) The Seller hereby makes, on the date hereof and on the Closing Date, the representations and warranties contained in Schedule I and Schedule II hereto with respect to each Mortgage Loan, for the benefit of the Purchaser and the Trustee (for the benefit of the Certificateholders), which representations and warranties are subject to the exceptions set forth on Schedule III.

     (c) If the Seller receives written notice of a Document Defect or a Breach pursuant to Section 2.03(a) of the Pooling and Servicing Agreement relating to a
Mortgage Loan, then the Seller shall, not later than 90 days from receipt of such notice (or, in the case of a Document Defect or Breach relating to a
Mortgage Loan not being a "qualified mortgage" within the meaning of the REMIC
Provisions (a "Qualified Mortgage"), not later than 90 days from any party to the Pooling and Servicing Agreement discovering such Document Defect or Breach, provided the Seller receives such notice in a timely manner), if such Document
Defect or Breach shall materially and adversely affect the value of the applicable Mortgage Loan or the interests of the Certificateholders therein, cure such Document Defect or Breach, as the case may be, in all material respects, which shall include payment of actual losses and any Additional Trust
Fund Expenses directly resulting therefrom or, if such Document Defect or Breach
(other than omissions solely due to a document not having been returned by the related recording office) cannot be cured within such 90-day period, (i)
repurchase the affected Mortgage Loan at the applicable Purchase Price not later than the end of such 90-day period, or (ii) substitute a Qualified Substitute
Mortgage Loan for such affected Mortgage Loan not later than the end of such
90-day period (and in no event later than the second anniversary of the Closing
Date) and pay the Master Servicer for deposit into the Certificate Account, any
Substitution Shortfall Amount in connection therewith; provided, however, that, if Document Defect or Breach is capable of being cured but not within such
90-day period and the Seller has commenced and is diligently proceeding with the cure of such Document Defect or Breach within such 90-day period, then unless such Document Defect or Breach would cause the Mortgage Loan not to be a
Qualified Mortgage, such Seller shall have an additional 90 days to complete such cure (or, failing such cure, to repurchase or substitute for the related
Mortgage Loan); and provided, further, that with respect to such additional
90-day period the Seller shall have delivered an officer's certificate to the
Trustee setting forth what actions the Seller is pursuing in connection with the cure thereof and stating that the Seller anticipates that such Document Defect or Breach will be cured within the additional 90-day period; and provided, further, that no Document Defect (other than with respect to a Mortgage Note,
Mortgage, title insurance policy, Ground Lease or any letter of credit) shall be considered to materially and adversely affect the value of the related Mortgage
Loan or the interests of the Certificateholders therein unless the document with respect to which the Document Defect exists is required in connection with an imminent

enforcement of the mortgagee's rights or remedies under the related Mortgage
Loan, defending any claim asserted by any borrower or third party with respect to the related Mortgage Loan, establishing the validity or priority of any lien on any collateral securing the related Mortgage Loan or for any immediate significant servicing obligations. For a period of two years from the Closing
Date, so long as there remains any Mortgage File relating to a Mortgage Loan as to which there is an uncured Document Defect, the Seller shall provide the officer's certificate to the Trustee described above as to the reasons such
Document Defect remains uncured and as to the actions being taken to pursue cure. Notwithstanding the foregoing, the delivery of a commitment to issue a policy of lender's title insurance as described in paragraph 12 of Schedule I hereof in lieu of the delivery of the actual policy of lender's title insurance shall not be considered a Document Defect with respect to any Mortgage Loan if such actual policy of insurance is delivered to the Trustee or a Custodian on its behalf not later than the 90th day following the Closing Date.

     (d) If (i) any Mortgage Loan is required to be repurchased or substituted for in the manner described above, (ii) such Mortgage Loan is a Crossed Loan, and (iii) the applicable Document Defect or Breach does not constitute a
Document Defect or Breach, as the case may be, as to any other Crossed Loan in such Crossed Group (without regard to this paragraph), then the applicable
Document Defect or Breach, as the case may be, will be deemed to constitute a
Document Defect or Breach, as the case may be, as to each other Crossed Loan in the Crossed Group for purposes of this paragraph, and the Seller will be required to repurchase or substitute for all of the remaining Crossed Loan(s) in the related Crossed Group as provided in the immediately preceding paragraph unless such other Crossed Loans in such Crossed Group satisfy the Crossed Loan
Repurchase Criteria and satisfy all other criteria for substitution or repurchase, as applicable, of Mortgage Loans set forth herein or in the Pooling and Servicing Agreement. In the event that the remaining Crossed Loans satisfy the aforementioned criteria, the Seller may elect either to repurchase or substitute for only the affected Crossed Loan as to which the related Breach or
Document Defect exists or to repurchase or substitute for all of the Crossed
Loans in the related Crossed Group. The Seller shall be responsible for the cost of any Appraisal required to be obtained by the Master Servicer to determine if the Crossed Loan Repurchase Criteria have been satisfied, so long as the scope and cost of such Appraisal has been approved by the Seller (such approval not to be unreasonably withheld). To the extent that the Seller is required to purchase or substitute for a Crossed Loan hereunder in the manner prescribed above while the Purchaser continues to hold any other Crossed Loans in such Crossed Group, neither the Seller nor the Purchaser shall enforce any remedies against the other's Primary Collateral, but each is permitted to exercise remedies against the Primary Collateral securing its respective Crossed Loans, including, with respect to the Purchaser, the Primary Collateral securing the Crossed Loans still held by the Purchaser, so long as such exercise does not materially impair the ability of the other party to exercise its remedies against its Primary
Collateral.

     If the exercise of remedies by one party would materially impair the ability of the other party to exercise its remedies with respect to the Primary
Collateral securing the Crossed Loans held by such party, then the Seller and the Purchaser shall forbear from exercising such remedies until the Mortgage
Loan documents evidencing and securing the relevant Crossed Loans can be modified in a manner that complies with this Agreement to remove the threat of material impairment as a result of the exercise of remedies or some other accommodation can be

reached. Any reserve or other cash collateral or letters of credit securing the
Crossed Loans shall be allocated between such Crossed Loans in accordance with the Mortgage Loan documents, or otherwise on a pro rata basis based upon their outstanding Stated Principal Balances. Notwithstanding the foregoing, if a
Crossed Loan included in the Trust Fund is modified to terminate the related cross-collateralization and/or cross-default provisions, as a condition to such modification, the Seller shall furnish to the Trustee an Opinion of Counsel that such modification shall not cause an Adverse REMIC Event. Any expenses incurred by the Purchaser in connection with such modification or accommodation
(including but not limited to recoverable attorney fees) shall be paid by the
Seller.

     (e) In connection with any permitted repurchase or substitution of one or more Mortgage Loans contemplated hereby, upon receipt of a certificate from a
Servicing Officer certifying as to the receipt of the Purchase Price or
Substitution Shortfall Amount(s), as applicable, in the Certificate Account, and the delivery of the Mortgage File(s) and the Servicing File(s) for the related
Qualified Substitute Mortgage Loan(s) to the Custodian and the Master Servicer,
respectively, if applicable, (i) the Trustee shall execute and deliver such endorsements and assignments as are provided to it by the Master Servicer, in each case without recourse, representation or warranty, as shall be necessary to vest in the Seller, the legal and beneficial ownership of each repurchased
Mortgage Loan or substituted Mortgage Loan, as applicable, (ii) the Trustee, the
Custodian, the Master Servicer and the Special Servicer shall each tender to the
Seller, upon delivery to each of them of a receipt executed by the Seller, all portions of the Mortgage File and other documents pertaining to such Mortgage
Loan possessed by it, and (iii) the Master Servicer and the Special Servicer
shall release to the Seller any Escrow Payments and Reserve Funds held by it in respect of such repurchased or deleted Mortgage Loans.

     (f) Without limiting the remedies of the Purchaser, the Certificateholders or the Trustee on behalf of the Certificateholders pursuant to this Agreement, it is acknowledged that the representations and warranties are being made for risk allocation purposes. This Section 3 provides the sole remedy available to the Certificateholders, or the Trustee on behalf of the Certificateholders, respecting any Document Defect in a Mortgage File or any Breach of any
representation or warranty set forth in or required to be made pursuant to this
Section 3.

     SECTION 4. Representations and Warranties of the Purchaser. In order to induce the Seller to enter into this Agreement, the Purchaser hereby represents and warrants for the benefit of the Seller as of the date hereof that:

     (a) The Purchaser is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. The Purchaser has the full corporate power and authority and legal right to acquire the Mortgage Loans from the Seller and to transfer the Mortgage Loans to the Trustee.

     (b) This Agreement has been duly and validly authorized, executed and delivered by the Purchaser, all requisite action by the Purchaser's directors and officers has been taken in connection therewith, and (assuming the due authorization, execution and delivery hereof by the Seller) this Agreement constitutes the valid, legal and binding agreement of the Purchaser, enforceable against the Purchaser in accordance with its terms, except as such enforcement may be limited by (i) laws relating to bankruptcy, insolvency, reorganization, receivership or moratorium, (ii) other laws relating to or affecting the rights of creditors generally, or (iii) general equity principles
(regardless of whether such enforcement is considered in a proceeding in equity or at law).

     (c) Except as may be required under federal or state securities laws (and which will be obtained on a timely basis), no consent, approval, authorization or order of, registration or filing with, or notice to, any governmental authority or court, is required, under federal or state law, for the execution, delivery and performance by the Purchaser of or compliance by the Purchaser with this Agreement, or the consummation by the Purchaser of any transaction described in this Agreement.

     (d) None of the acquisition of the Mortgage Loans by the Purchaser, the transfer of the Mortgage Loans to the Trustee, and the execution, delivery or performance of this Agreement by the Purchaser, results or will result in the creation or imposition of any lien on any of the Purchaser's assets or property, or conflicts or will conflict with, results or will result in a breach of, or constitutes or will constitute a default under (i) any term or provision of the
Purchaser's articles of association or bylaws, (ii) any term or provision of any material agreement, contract, instrument or indenture, to which the Purchaser is a party or by which the Purchaser is bound, or (iii) any law, rule, regulation, order, judgment, writ, injunction or decree of any court or governmental authority having jurisdiction over the Purchaser or its assets, which default might have consequences that would, in the Purchaser's reasonable and good faith judgment, materially and adversely affect the condition (financial or other) or operations of the Purchaser or its properties or have consequences that would materially and adversely affect its performance hereunder.

     (e) Under GAAP and for federal income tax purposes, the Purchaser will report the transfer of the Mortgage Loans by the Seller to the Purchaser as a
sale of the Mortgage Loans to the Purchaser in exchange for consideration consisting of the Aggregate Purchase Price.

     (f) There is no action, suit, proceeding or investigation pending or to the knowledge of the Purchaser, threatened against the Purchaser in any court or by or before any other governmental agency or instrumentality which would, in the
Purchaser's reasonable and good faith judgment, materially and adversely affect the validity of this Agreement or any action taken in connection with the obligations of the Purchaser contemplated herein, or which would be likely to impair materially the ability of the Purchaser to enter into and/or perform under the terms of this Agreement.

     (g) The Purchaser is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or governmental agency, which default might have consequences that would materially and adversely affect the condition (financial or other) or operations of the
Purchaser or its properties or might have consequences that would materially and adversely affect its performance hereunder.

     SECTION 5. Closing. The closing of the sale of the Mortgage Loans (the
"Closing") shall be held at the offices of Sidley Austin Brown & Wood LLP, New
York, New York on the Closing Date.

     The Closing shall be subject to each of the following conditions:

     (a) All of the representations and warranties of the Seller set forth in or made pursuant to Section 3(a) and Section 3(b) of this Agreement and all of the representations and warranties of the Purchaser set forth in Section 4 of this
Agreement shall be true and correct in all material respects as of the Closing
Date;

     (b) The Pooling and Servicing Agreement (to the extent it affects the obligations of the Seller hereunder) and all documents specified in Section 6 of this Agreement (the "Closing Documents"), in such forms as are agreed upon and acceptable to the Purchaser, the Seller, the Underwriters, the Initial
Purchasers and their respective counsel in their reasonable discretion, shall be duly executed and delivered by all signatories as required pursuant to the respective terms thereof;

     (c) The Seller shall have delivered and released to the Trustee (or a
Custodian on its behalf) and the Master Servicer, respectively, all documents represented to have been or required to be delivered to the Trustee and the
Master Servicer pursuant to Section 2 of this Agreement;

     (d) All other terms and conditions of this Agreement required to be complied with on or before the Closing Date shall have been complied with in all material respects and the Seller and the Purchaser shall each have the ability to comply with all terms and conditions and perform all duties and obligations required to be complied with or performed after the Closing Date;

     (e) The Seller shall have paid all fees and expenses payable by it to the
Purchaser or otherwise pursuant to this Agreement as of the Closing Date; and

     (f) A letter from the independent accounting firm of Ernst & Young LLP in form satisfactory to the Purchaser, relating to certain information regarding the Mortgage Loans and Certificates as set forth in the Prospectus and
Prospectus Supplement, respectively.

     Both parties agree to use their best efforts to perform their respective obligations hereunder in a manner that will enable the Purchaser to purchase the
Mortgage Loans on the Closing Date.

     SECTION 6. Closing Documents. The Closing Documents shall consist of the following:

     (a) This Agreement duly executed by the Purchaser and the Seller;

     (b) A certificate of the Seller, executed by a duly authorized officer of the Seller and dated the Closing Date, and upon which the Purchaser, the
Underwriters and the

                                       10

Initial Purchasers may rely, to the effect that: (i) the representations and warranties of the Seller in this Agreement are true and correct in all material respects at and as of the Closing Date with the same effect as if made on such date; and (ii) the Seller has, in all material respects, complied with all the agreements and satisfied all the conditions on its part that are required under this Agreement to be performed or satisfied at or prior to the Closing Date;

     (c) An officer's certificate from an officer of the Seller (signed in his/her capacity as an officer), dated the Closing Date, and upon which the
Purchaser may rely, to the effect that each individual who, as an officer or representative of the Seller, signed this Agreement or any other document or certificate delivered on or before the Closing Date in connection with the transactions contemplated herein, was at the respective times of such signing and delivery, and is as of the Closing Date, duly elected or appointed, qualified and acting as such officer or representative, and the signatures of such persons appearing on such documents and certificates are their genuine signatures;

     (d) An officer's certificate from an officer of the Seller (signed in his/her capacity as an officer), dated the Closing Date, and upon which the
Purchaser, the Underwriters and the Initial Purchasers may rely, to the effect that (i) such officer has carefully examined the Specified Portions (as defined below) of the Prospectus Supplement and nothing has come to his attention that would lead him to believe that the Specified Portions of the Prospectus
Supplement, as of the date of the Prospectus Supplement or as of the Closing
Date, included or include any untrue statement of a material fact relating to the Mortgage Loans or the Seller or omitted or omit to state therein a material fact necessary in order to make the statements therein relating to the Mortgage
Loans or the Seller, in light of the circumstances under which they were made, not misleading, and (ii) such officer has examined the Specified Portions of the
Memorandum and nothing has come to his attention that would lead him to believe that the Specified Portions of the Memorandum, as of the date thereof or as of the Closing Date, included or include any untrue statement of a material fact relating to the Mortgage Loans or omitted or omit to state therein a material fact necessary in order to make the statements therein related to the Mortgage
Loans or the Seller, in the light of the circumstances under which they were made, not misleading. The "Specified Portions" of the Prospectus Supplement
shall consist of Annexes A-1, A-2, A-3, A-4, A-5 and B thereto (insofar as the information contained in such annexes relates to the Mortgage Loans), the diskette which accompanies the Prospectus Supplement (insofar as such diskette is consistent with such Annexes A-1, A-2, A-3, A-4, A-5 and B) and the following sections of the Prospectus Supplement (to the extent they relate to the Seller or the Mortgage Loans and exclusive of any statements in such sections that purport to summarize the servicing and administration provisions of the Pooling and Servicing Agreement: "Summary of Prospectus Supplement--Relevant Parties--
Mortgage Loan Sellers," "Summary of Prospectus Supplement--The Underlying
Mortgage Loans and the Mortgaged Real Properties," "Risk Factors--Risks Related
to the Underlying Mortgage Loans," and "Description of the Mortgage Pool." The
"Specified Portions" of the Memorandum shall consist of the Specified Portions of the Prospectus Supplement and "Summary of the Offering Memorandum--Relevant
Parties--Mortgage Loan Sellers".

                                       11

     (e) The certificate of incorporation and by-laws of the Seller, and a certificate of good standing of the Seller issued by the State of New York not earlier than sixty (60) days prior to the Closing Date;

     (f) A written opinion of counsel for the Seller (which opinion may be from in-house counsel, outside counsel or a combination thereof), relating to certain corporate and enforceability matters and reasonably satisfactory to the
Purchaser, its counsel and the Rating Agencies, dated the Closing Date and addressed to the Purchaser, the Trustee, the Underwriters , the Initial
Purchasers and each of the Rating Agencies, together with such other written opinions as may be required by the Rating Agencies; and

     (g) Such further certificates, opinions and documents as the Purchaser may reasonably request prior to the sale of the Mortgage Loans by the Seller to the
Purchaser.

     SECTION 7. Indemnification.

     (a) The Seller shall indemnify and hold harmless the Purchaser, the
Underwriters, the Initial Purchasers, their respective officers and directors, and each person, if any, who controls the Purchaser or any Underwriter or
Initial Purchaser within the meaning of either Section 15 of the Securities Act of 1933, as amended (the "1933 Act") or Section 20 of the Securities Exchange
Act of 1934, as amended (the "1934 Act"), against any and all losses, expenses
(including the reasonable fees and expenses of legal counsel), claims, damages or liabilities, joint or several, to which they or any of them may become subject under the 1933 Act, the 1934 Act or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) (i) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in (A) the Prospectus Supplement, the Preliminary Prospectus
Supplement, the Memorandum, the Diskette or, insofar as they are required to be filed as part of the Registration Statement pursuant to the No-Action Letters, any Computational Materials or ABS Term Sheets with respect to the Registered
Certificates, or in any revision or amendment of or supplement to any of the foregoing, (B) any items similar to Computational Materials or ABS Term Sheets forwarded by the Seller to the Initial Purchasers, or in any revision or amendment of or supplement to any of the foregoing or (C) the summaries, reports, documents and other written and computer materials and all other information regarding the Mortgage Loans or the Seller furnished by the Seller for review by prospective investors (the items in (A), (B) and (C) above being defined as the "Disclosure Material"), or (ii) arise out of or are based upon the omission or alleged omission to state in the Disclosure Material (in the case of Computational Materials and ABS Term Sheets, when read in conjunction with the Prospectus Supplement, in the case of items similar to Computational
Materials and ABS Term Sheets, when read in conjunction with the Memorandum, and in the case of any summaries, reports, documents, written or computer materials, or other information contemplated in clause (C) above, when read in conjunction with the Memorandum) a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; but, with respect to the Disclosure Material described in clauses (A) and (B) of the definition thereof, only if and to the extent that (1) any such untrue statement or alleged untrue statement or omission or alleged omission occurring in, or with respect to, such Disclosure

                                       12

Material, arises out of or is based upon an untrue statement or omission with respect to the Mortgage Loans, the related Mortgagors and/or the related
Mortgaged Properties contained in the Data File (it being herein acknowledged that the Data File was and will be used to prepare the Prospectus Supplement and the Preliminary Prospectus Supplement, including without limitation Annexes A-1,
A-2, A-3, A-4, A-5 and B thereto, the Memorandum, the Diskette, any
Computational Materials and ABS Term Sheets with respect to the Registered
Certificates and any items similar to Computational Materials and ABS Term
Sheets forwarded to prospective investors in the Non-Registered Certificates),
(2) any such untrue statement or alleged untrue statement or omission or alleged omission of a material fact occurring in, or with respect to, such Disclosure
Material, is with respect to, or arises out of or is based upon an untrue statement or omission of a material fact with respect to, the information regarding the Mortgage Loans, the related Mortgagors, the related Mortgaged
Properties and/or the Seller set forth in the Specified Portions (which shall include all statements in the sections constituting the Specified Portions that purport to summarize the terms of any intercreditor, co-lender or similar agreement relating to a Mortgage Loan, including, without limitation, those terms thereof that address servicing and administration) of each of the
Prospectus Supplement, the Preliminary Prospectus Supplement and the Memorandum,
or (3) any such untrue statement or alleged untrue statement or omission or alleged omission occurring in, or with respect to, such Disclosure Material, arises out of or is based upon any other written information concerning the characteristics of the Mortgage Loans, the related Mortgagors or the related
Mortgaged Properties furnished to the Purchaser, the Underwriters and/or the
Initial Purchasers by the Seller; provided that the indemnification provided by this Section 7 shall not apply to the extent that such untrue statement or omission of a material fact was made as a result of an error in the manipulation of, or in any calculations based upon, or in any aggregation of the information regarding the Mortgage Loans, the related Mortgagors and/or the related
Mortgaged Properties set forth in the Data File or Annexes A-1, A-2, A-3, A-4,
A-5 and B to the Prospectus Supplement or the Preliminary Prospectus Supplement
to the extent such information was not materially incorrect in the Data File or such Annexes A-1, A-2, A-3, A-4, A-5 and B, as applicable, including without limitation the aggregation of such information with comparable information relating to the Other Mortgage Loans. Notwithstanding the foregoing, the indemnification provided in this Section 7(a) shall not inure to the benefit of any Underwriter or Initial Purchaser (or to the benefit of any person controlling such Underwriter or Initial Purchaser) from whom the person asserting claims giving rise to any such losses, claims, damages, expenses or liabilities purchased Certificates if (x) the subject untrue statement or omission or alleged untrue statement or omission made in any Disclosure Material
(exclusive of the Prospectus or any corrected or amended Prospectus or the
Memorandum or any corrected or amended Memorandum) is eliminated or remedied in the Prospectus or the Memorandum (in either case, as corrected or amended, if applicable), as applicable, and (y) a copy of the Prospectus or Memorandum (in either case, as corrected or amended, if applicable), as applicable, shall not have been sent to such person at or prior to the written confirmation of the sale of such Certificates to such person, and (z) in the case of a corrected or amended Prospectus or Memorandum, such Underwriter or Initial Purchaser received written notice of such correction or amendment prior to the written confirmation of such sale. The Seller shall, subject to clause (c) below, reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by them in connection with

                                       13

investigating or defending any such loss, claim, damage, liability or action.
This indemnity will be in addition to any liability which the Seller may otherwise have.

     (b) For purposes of this Agreement, "Registration Statement" shall mean such registration statement No. 333-108125 filed by the Purchaser on Form S-3, including without limitation exhibits thereto and information incorporated therein by reference; "Base Prospectus" shall mean the prospectus dated December
6, 2004, as supplemented by the prospectus supplement dated December 15, 2004
(the "Prospectus Supplement" and, together with the Base Prospectus, the
"Prospectus") relating to the Registered Certificates, including all annexes thereto; "Preliminary Prospectus Supplement" shall mean the prospectus supplement dated December 6, 2004 relating to the Registered Certificates, including all annexes thereto; "Memorandum" shall mean the offering memorandum dated December 15, 2004, relating to the Non-Registered Certificates, including all exhibits thereto; "Registered Certificates" shall mean the Class A-1, Class
A-2, Class A-3, Class A-4, Class A-5, Class A-1A, Class A-J, Class B, Class C
and Class D Certificates; "Non-Registered Certificates" shall mean the
Certificates other than the Registered Certificates; "Computational Materials"
shall have the meaning assigned thereto in the no-action letter dated May 20,
1994 issued by the Division of Corporation Finance of the Securities and
Exchange Commission (the "Commission") to Kidder, Peabody Acceptance Corporation
I, Kidder, Peabody & Co. Incorporated, and Kidder Structured Asset Corporation
and the no-action letter dated May 27, 1994 issued by the Division of
Corporation Finance of the Commission to the Public Securities Association
(together, the "Kidder Letters"); "ABS Term Sheets" shall have the meaning assigned thereto in the no-action letter dated February 17, 1995 issued by the
Division of Corporation Finance of the Commission to the Public Securities
Association (the "PSA Letter" and, together with the Kidder Letters, the
"No-Action Letters"); "Diskette" shall mean the diskette or compact disc attached to each of the Prospectus and the Memorandum; and "Data File" shall mean the compilation of information and data regarding the Mortgage Loans covered by the agreed upon procedures letters dated December 6, 2004 and
December 15, 2004 and rendered by Ernst & Young LLP, as the case may be (a "hard copy" of which Data File was initialed on behalf of the Seller and the
Purchaser).

     (c) As promptly as reasonably practicable after receipt by any person entitled to indemnification under this Section 7 (an "indemnified party") of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the Seller (the "indemnifying party") under this Section 7, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability that it may have to any indemnified party under this Section 7 (except to the extent that such omission has prejudiced the indemnifying party in any material respect) or from any liability which it may have otherwise than under this Section 7. In case any such action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein, and to the extent that it may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof, with counsel selected by the indemnifying party and reasonably satisfactory to such indemnified party;
provided, however, that if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party or parties shall have reasonably concluded that there may be legal defenses available to it or them and/or other indemnified

                                       14

parties that are different from or additional to those available to the indemnifying party, the indemnified party shall have the right to select separate counsel to assert such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of its election so to assume the defense of such action and approval by the indemnified party of counsel selected by the indemnifying party, the indemnifying party will not be liable for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof, unless (i) the indemnified party shall have employed separate counsel in connection with the assertion of legal defenses in accordance with the proviso to the preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel, approved by the
Purchaser and the Underwriters or the Initial Purchasers, as the case may be, representing all the indemnified parties under this Section 7 who are parties to such action), (ii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the action or
(iii) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party; and except that, if clause (i) or (iii) is applicable, such liability shall only be in respect of the counsel referred to in such clause (i) or (iii). Unless it shall assume the defense of any proceeding, an indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent but, if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party shall indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel or any other expenses for which the indemnifying party is obligated under this subsection, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i)
such settlement is entered into more than 45 days after receipt by such indemnifying party of the aforesaid request and (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement. If an indemnifying party assumes the defense of any proceeding, it shall be entitled to settle such proceedings with the consent of the indemnified party or, if such settlement provides for an unconditional release of the indemnified party in connection with all matters relating to the proceedings that have been asserted against the indemnified party in such proceeding by the other parties to such settlement, which release does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party without the consent of the indemnified party.

     (d) If the indemnification provided for in this Section 7 is unavailable to an indemnified party under Section 7(a) hereof or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities, in such proportion as is appropriate to reflect the relative fault of the indemnified and indemnifying parties in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations, taking into account the parties' relative knowledge and access to information concerning the matter with respect to which the claim was asserted, the

                                       15

opportunity to correct and prevent any statement or omission or failure to comply, and any other equitable considerations appropriate under the circumstances. The relative fault of the indemnified and indemnifying parties shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by such parties;
provided that no Underwriter or Initial Purchaser shall be obligated to contribute more than its share of underwriting discounts and commissions and other fees pertaining to the Certificates less any damages otherwise paid by such Underwriter or Initial Purchaser with respect to such loss, liability, claim, damage or expense. It is hereby acknowledged that the respective
Underwriters' and Initial Purchasers' obligations under this Section 7 shall be several and not joint. For purposes of this Section, each person, if any, who controls an Underwriter or an Initial Purchaser within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act, and such Underwriter's or Initial
Purchaser's officers and directors, shall have the same rights to contribution as such Underwriter or Initial Purchaser, as the case may be, and each director of the Seller and each person, if any who controls the Seller within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as the Seller.

     (e) The Purchaser and the Seller agree that it would not be just and equitable if contribution pursuant to Section 7(d) were determined by pro rata allocation or by any other method of allocation that does not take account of the considerations referred to in Section 7(d) above. The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in this Section 7 shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim, except where the indemnified party is required to bear such expenses pursuant to this Section 7, which expenses the indemnifying party shall pay as and when incurred, at the request of the indemnified party, to the extent that the indemnifying party will be ultimately obligated to pay such expenses.
If any expenses so paid by the indemnifying party are subsequently determined to not be required to be borne by the indemnifying party hereunder, the party that received such payment shall promptly refund the amount so paid to the party which made such payment. No person guilty of fraudulent misrepresentation
(within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

     (f) The indemnity and contribution agreements contained in this Section 7 shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by the Purchaser, the
Underwriters, the Initial Purchasers, any of their respective directors or officers, or any person controlling the Purchaser, the Underwriters or the
Initial Purchasers, and (iii) acceptance of and payment for any of the
Certificates.

     (g) Without limiting the generality or applicability of any other provision of this Agreement, the Underwriters, the Initial Purchasers and their directors, officers and controlling parties shall be third-party beneficiaries of the provisions of this Section 7.

     SECTION 8. Costs. The Seller shall pay (or shall reimburse the Purchaser to the extent that the Purchaser has paid) the Seller's pro rata portion of the aggregate of the

                                       16

following amounts (the Seller's pro rata portion to be determined according to the percentage that the CGMRC Mortgage Loan Balance represents as of the Cut-off
Date Pool Balance): (i) the costs and expenses of printing and delivering the
Pooling and Servicing Agreement and the Certificates; (ii) the costs and expenses of printing (or otherwise reproducing) and delivering a preliminary and final Prospectus and Memorandum relating to the Certificates; (iii) the initial fees, costs, and expenses of the Trustee (including reasonable attorneys' fees);
(iv) the filing fee charged by the Securities and Exchange Commission for registration of the Certificates so registered; (v) the fees charged by the
Rating Agencies to rate the Certificates so rated; (vi) the fees and disbursements of a firm of certified public accountants selected by the
Purchaser and the Seller with respect to numerical information in respect of the
Mortgage Loans and the Certificates included in the Prospectus, the Memorandum and any related Computational Materials or ABS Term Sheets, including in respect of the cost of obtaining any "comfort letters" with respect to such items; (vii)
the reasonable out-of-pocket costs and expenses in connection with the qualification or exemption of the Certificates under state securities or "Blue
Sky" laws, including filing fees and reasonable fees and disbursements of counsel in connection therewith, in connection with the preparation of any "Blue
Sky" survey and in connection with any determination of the eligibility of the
Certificates for investment by institutional investors and the preparation of any legal investment survey; (viii) the expenses of printing any such "Blue Sky"
survey and legal investment survey; and (ix) the reasonable fees and disbursements of counsel to the Underwriters and the Initial Purchasers;
provided, however, Seller shall pay (or shall reimburse the Purchaser to the extent that the Purchaser has paid) the expense of recording any assignment of
Mortgage or assignment of Assignment of Leases as contemplated by Section 2 hereof with respect to such Seller's Mortgage Loans. All other costs and expenses in connection with the transactions contemplated hereunder shall be borne by the party incurring such expense.

     SECTION 9. Grant of a Security Interest. It is the express intent of the parties hereto that the conveyance of the Mortgage Loans by the Seller to the
Purchaser as provided in Section 2 hereof be, and be construed as, a sale of the
Mortgage Loans by the Seller to the Purchaser and not as a pledge of the
Mortgage Loans by the Seller to the Purchaser to secure a debt or other obligation of the Seller. However, if, notwithstanding the aforementioned intent of the parties, the Mortgage Loans are held to be property of the Seller, then,
(a) it is the express intent of the parties that such conveyance be deemed a pledge of the Mortgage Loans by the Seller to the Purchaser to secure a debt or other obligation of the Seller, and (b) (i) this Agreement shall also be deemed to be a security agreement within the meaning of Article 9 of the Uniform
Commercial Code of the applicable jurisdiction; (ii) the conveyance provided for in Section 2 hereof shall be deemed to be a grant by the Seller to the Purchaser of a security interest in all of the Seller's right, title and interest in and to the Mortgage Loans, and all amounts payable to the holder of the Mortgage
Loans in accordance with the terms thereof, and all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property, including, without limitation, all amounts, other than investment earnings, from time to time held or invested in the Certificate
Account, the Distribution Account or, if established, the REO Account (each as defined in the Pooling and Servicing Agreement) whether in the form of cash, instruments, securities or other property; (iii) the assignment to the Trustee of the interest of the Purchaser as contemplated by Section 1 hereof shall be deemed to be an assignment of any security interest created hereunder; (iv) the possession by the Trustee or

                                       17

any of its agents, including, without limitation, the Custodian, of the Mortgage
Notes, and such other items of property as constitute instruments, money, negotiable documents or chattel paper shall be deemed to be possession by the secured party for purposes of perfecting the security interest pursuant to
Section 9-313 of the Uniform Commercial Code of the applicable jurisdiction; and
(v) notifications to persons (other than the Trustee) holding such property, and acknowledgments, receipts or confirmations from persons (other than the Trustee)
holding such property, shall be deemed notifications to, or acknowledgments, receipts or confirmations from, financial intermediaries, bailees or agents (as applicable) of the secured party for the purpose of perfecting such security interest under applicable law. The Seller and the Purchaser shall, to the extent consistent with this Agreement, take such actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the
Mortgage Loans, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement and the Pooling and Servicing
Agreement.

     SECTION 10. Covenants of Purchaser. The Purchaser shall provide the Seller with all forms of Disclosure Materials (including the final form of the
Memorandum and the preliminary and final forms of the Prospectus Supplement)
promptly upon any such document becoming available.

     SECTION 11. Notices. All notices, copies, requests, consents, demands and other communications required hereunder shall be in writing and telecopied or delivered to the intended recipient at the "Address for Notices" specified beneath its name on the signature pages hereof or, as to either party, at such other address as shall be designated by such party in a notice hereunder to the other party. Except as otherwise provided in this Agreement, all such communications shall be deemed to have been duly given when transmitted by telecopier or personally delivered or, in the case of a mailed notice, upon receipt, in each case given or addressed as aforesaid.

     SECTION 12. Representations, Warranties and Agreements to Survive Delivery.
All representations, warranties and agreements contained in this Agreement, incorporated herein by reference or contained in the certificates of officers of the Seller submitted pursuant hereto, shall remain operative and in full force and effect and shall survive delivery of the Mortgage Loans by the Seller to the
Purchaser (and by the Purchaser to the Trustee).

     SECTION 13. Severability of Provisions. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or which is held to be void or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or unenforceable or is held to be void or unenforceable in any particular jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent

                                       18

permitted by applicable law, the parties hereto waive any provision of law which prohibits or renders void or unenforceable any provision hereof.

     SECTION 14. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but which together shall constitute one and the same agreement.

     SECTION 15. GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS, DUTIES,
OBLIGATIONS AND RESPONSIBILITIES OF THE PARTIES HERETO SHALL BE GOVERNED IN
ACCORDANCE WITH THE INTERNAL LAWS AND DECISIONS OF NEW YORK. THE PARTIES HERETO
INTEND THAT THE PROVISIONS OF SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS
LAW SHALL APPLY TO THIS AGREEMENT.

     SECTION 16. Attorneys' Fees. If any legal action, suit or proceeding is commenced between the Seller and the Purchaser regarding their respective rights and obligations under this Agreement, the prevailing party shall be entitled to recover, in addition to damages or other relief, costs and expenses, attorneys'
fees and court costs (including, without limitation, expert witness fees). As used herein, the term "prevailing party" shall mean the party which obtains the principal relief it has sought, whether by compromise settlement or judgment. If the party which commenced or instituted the action, suit or proceeding shall dismiss or discontinue it without the concurrence of the other party, such other party shall be deemed the prevailing party.

     SECTION 17. Further Assurances. The Seller and the Purchaser agree to execute and deliver such instruments and take such further actions as the other party may, from time to time, reasonably request in order to effectuate the purposes and to carry out the terms of this Agreement.

     SECTION 18. Successors and Assigns. The rights and obligations of the
Seller under this Agreement shall not be assigned by the Seller without the prior written consent of the Purchaser, except that any person into which the
Seller may be merged or consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Seller is a party, or any person succeeding to all or substantially all of the business of the Seller, shall be the successor to the Seller hereunder. The Purchaser has the right to assign its interest under this Agreement, in whole or in part, as may be required to effect the purposes of the Pooling and Servicing Agreement, and the assignee shall, to the extent of such assignment, succeed to the rights and obligations hereunder of the Purchaser. Subject to the foregoing, this Agreement shall bind and inure to the benefit of and be enforceable by the Seller, the
Purchaser, the Underwriters and the Initial Purchasers (as intended third party beneficiaries hereof) and their permitted successors and assigns, and the officers, directors and controlling persons referred to in Section 7. This
Agreement is enforceable by the Underwriters, the Initial Purchasers and the
other third party beneficiaries hereto in all respects to the same extent as if they had been signatories hereof.

     SECTION 19. Amendments. No term or provision of this Agreement may be waived or modified unless such waiver or modification is in writing and signed by a duly

                                       19

authorized officer of the party, or third party beneficiary, against whom such waiver or modification is sought to be enforced. No amendment to the Pooling and
Servicing Agreement which relates to defined terms contained therein, Section
2.01(d) thereof or the repurchase obligations or any other obligations of the
Seller shall be effective against the Seller (in such capacity) unless the
Seller shall have agreed to such amendment in writing.

     SECTION 20. Accountants' Letters. The parties hereto shall cooperate with
Ernst & Young LLP in making available all information and taking all steps reasonably necessary to permit such accountants to deliver the letters required by the Underwriting Agreement.

     SECTION 21. Knowledge. Whenever a representation or warranty or other statement in this Agreement is made with respect to a Person's "knowledge," such statement refers to such Person's employees or agents who were or are responsible for or involved with the indicated matter and have actual knowledge of the matter in question.

                   [SIGNATURES COMMENCE ON THE FOLLOWING PAGE]

                                       20

     IN WITNESS WHEREOF, the Seller and the Purchaser have caused their names to be signed hereto by their respective duly authorized officers as of the date first above written.

                                   SELLER

                                   CITIGROUP GLOBAL MARKETS REALTY CORP.

                                   By:  /s/ Angela Vleck
                                   ---------------------
                                      Name:  Angela Vleck
                                      Title: Authorized Agent

                                   Address for Notices:

                                   388 Greenwich Street
                                   New York, New York 10013
                                        Telecopier No.:  212-816-8307
                                        Telephone No.:  212-816-8087

                                   PURCHASER

                                   CITIGROUP COMMERCIAL MORTGAGE SECURITIES INC.

                                   By:  /s/ Angela Vleck
                                   ---------------------
                                     Name:  Angela Vleck
                                     Title: Vice President

                                   Address for Notices:

                                   388 Greenwich Street
                                   New York, New York 10013
                                        Telecopier No.:  212-816-8307
                                        Telephone No.:  212-816-8087

                                   SCHEDULE I
                                   ----------

                 GENERAL MORTGAGE REPRESENTATIONS AND WARRANTIES
                 -----------------------------------------------

     1. The information pertaining to each Mortgage Loan set forth in the
Mortgage Loan Schedule was true and correct in all material respects as of the
Cut-off Date.

     2. As of the date of its origination, such Mortgage Loan complied in all material respects with, or was exempt from, all requirements of federal, state or local law relating to the origination of such Mortgage Loan.

     3. Immediately prior to the sale, transfer and assignment to the Purchaser, the Seller had good and marketable title to, and was the sole owner of, each
Mortgage Loan, and the Seller is transferring such Mortgage Loan free and clear of any and all liens, pledges, charges or security interests of any nature encumbering such Mortgage Loan. Upon consummation of the transactions contemplated by the Mortgage Loan Purchase Agreement, the Seller will have validly and effectively conveyed to the Purchaser all legal and beneficial interest in and to such Mortgage Loan free and clear of any pledge, lien or security interest.

     4. The proceeds of such Mortgage Loan have been fully disbursed (except if such Mortgage Loan is a Mortgage Loan as to which a portion of the funds disbursed are being held in escrow or reserve accounts) and there is no requirement for future advances thereunder by the Mortgagee.

     5. Each related Mortgage Note, Mortgage, Assignment of Leases (if any) and
other agreement executed in connection with such Mortgage Loan is a legal, valid and binding obligation of the related Mortgagor (subject to any non-recourse provisions therein and any state anti-deficiency or market value limit deficiency legislation), enforceable in accordance with its terms, except (a)
that certain provisions contained in such Mortgage Loan documents are or may be unenforceable in whole or in part under applicable state or federal laws, but neither the application of any such laws to any such provision nor the inclusion of any such provisions renders any of the Mortgage Loan documents invalid as a whole and such Mortgage Loan documents taken as a whole are enforceable to the extent necessary and customary for the practical realization of the rights and benefits afforded thereby and (b) as such enforcement may be limited by bankruptcy, insolvency, receivership, reorganization, moratorium, redemption, liquidation or other laws affecting the enforcement of creditors' rights generally, or by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law). The related
Mortgage Note and Mortgage contain no provision limiting the right or ability of the Seller to assign, transfer and convey the related Mortgage Loan to any other
Person.

                                      I-1

     6. As of the date of its origination, there was no valid offset, defense, counterclaim, abatement or right to rescission with respect to any of the related Mortgage Notes, Mortgage(s) or other agreements executed in connection therewith, and, as of the Cut-off Date, there is no valid offset, defense, counterclaim or right to rescission with respect to such Mortgage Note,
Mortgage(s) or other agreements, except in each case, with respect to the enforceability of any provisions requiring the payment of default interest, late fees, additional interest, prepayment premiums or yield maintenance charges.

     7. Each related assignment of Mortgage and assignment of Assignment of
Leases from the Seller to the Trustee constitutes the legal, valid and binding first priority assignment from the Seller, except as such enforcement may be limited by bankruptcy, insolvency, redemption, reorganization, liquidation, receivership, moratorium or other laws relating to or affecting creditors'
rights generally or by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law). Each Mortgage and Assignment of Leases is freely assignable.

     8. Each related Mortgage is a valid and enforceable first lien on the related Mortgaged Property subject only to the exceptions set forth in paragraph
(5) above and the following title exceptions (each such title exception, a
"Title Exception", and collectively, the "Title Exceptions"): (a) the lien of current real property taxes, ground rents, water charges, sewer rents and assessments not yet due and payable, (b) covenants, conditions and restrictions, rights of way, easements and other matters of public record, none of which, individually or in the aggregate, materially and adversely interferes with the current use of the Mortgaged Property or the security intended to be provided by such Mortgage or with the Mortgagor's ability to pay its obligations under the
Mortgage Loan when they become due or materially and adversely affects the value of the Mortgaged Property, (c) the exceptions (general and specific) and exclusions set forth in the applicable policy described in paragraph (12) below or appearing of record, none of which, individually or in the aggregate, materially interferes with the current use of the Mortgaged Property or the security intended to be provided by such Mortgage or with the Mortgagor's ability to pay its obligations under the Mortgage Loan when they become due or materially and adversely affects the value of the Mortgaged Property, (d) other matters to which like properties are commonly subject, none of which, individually or in the aggregate, materially and adversely interferes with the current use of the Mortgaged Property or the security intended to be provided by such Mortgage or with the Mortgagor's ability to pay its obligations under the
Mortgage Loan when they become due or materially and adversely affects the value of the Mortgaged Property, (e) the right of tenants (whether under ground leases, space leases or operating leases) at the Mortgaged Property to remain following a foreclosure or similar proceeding (provided that such tenants are performing under such leases) and (f) if such Mortgage Loan is cross-collateralized with any other Mortgage Loan, the lien of the Mortgage for such other Mortgage Loan, none of which, individually or in the aggregate, materially and adversely interferes with the current use of the Mortgaged
Property or the security intended to be provided by such Mortgage or with the
Mortgagor's ability to pay its obligations under the Mortgage Loan when they become due or materially and adversely affects the value of the Mortgaged
Property. Except with respect to cross-collateralized

                                      I-2

and cross-defaulted Mortgage Loans, there are no mortgage loans that are senior or pari passu with respect to the related Mortgaged Property or such Mortgage
Loan.

     9. UCC Financing Statements have been filed and/or recorded (or, if not filed and/or recorded, have been submitted in proper form for filing and recording), in all public places necessary at the time of the origination of the
Mortgage Loan to perfect a valid security interest in all items of personal property reasonably necessary to operate the Mortgaged Property owned by a
Mortgagor and located on the related Mortgaged Property (other than any personal property subject to a purchase money security interest or a sale and leaseback financing arrangement permitted under the terms of such Mortgage Loan or any other personal property leases applicable to such personal property), to the extent perfection may be effected pursuant to applicable law by recording or filing, and the Mortgages, security agreements, chattel Mortgages or equivalent documents related to and delivered in connection with the related Mortgage Loan establish and create a valid and enforceable lien and priority security interest on such items of personalty except as such enforcement may be limited by bankruptcy, insolvency, receivership, reorganization, moratorium, redemption, liquidation or other laws affecting the enforcement of creditor's rights generally, or by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law). Notwithstanding any of the foregoing, no representation is made as to the perfection of any security interest in rents or other personal property to the extent that possession or control of such items or actions other than the filing of UCC
Financing Statements are required in order to effect such perfection.

     10. All real estate taxes and governmental assessments, or installments thereof, which would be a lien on the Mortgaged Property and that prior to the
Cut-off Date have become delinquent in respect of each related Mortgaged
Property have been paid, or an escrow of funds in an amount sufficient to cover such payments has been established. For purposes of this representation and warranty, real estate taxes and governmental assessments and installments thereof shall not be considered delinquent until the earlier of (a) the date on which interest and/or penalties would first be payable thereon and (b) the date on which enforcement action is entitled to be taken by the related taxing authority.

     11. To the Seller's actual knowledge as of the Cut-off Date, and to the
Seller's actual knowledge based solely upon due diligence customarily performed with the origination of comparable mortgage loans by the Seller, each related
Mortgaged Property was free and clear of any material damage (other than deferred maintenance for which escrows were established at origination) that would affect materially and adversely the value of such Mortgaged Property as security for the Mortgage Loan and to the Seller's actual knowledge as of the
Cut-off Date there was no proceeding pending for the total or partial condemnation of such Mortgaged Property.

     12. The lien of each related Mortgage as a first priority lien in the original principal amount of such Mortgage Loan after all advances of principal
(as set forth on the Mortgage Loan Schedule) is insured by an ALTA lender's title insurance policy (or a binding commitment therefor), or its equivalent as adopted in the applicable jurisdiction,

                                      I-3

insuring the Seller, its successors and assigns, subject only to the Title
Exceptions; the Seller or its successors or assigns is the named insured of such policy; such policy is assignable without consent of the insurer and will inure to the benefit of the Trustee as mortgagee of record; is in full force and effect upon the consummation of the transactions contemplated by this Agreement;
all premiums thereon have been paid; no material claims have been made under such policy and the Seller has not done anything, by act or omission, and the
Seller has no actual knowledge of any matter, which would impair or diminish the coverage of such policy. The insurer issuing such policy is either (x) a nationally recognized title insurance company or (y) qualified to do business in the jurisdiction in which the related Mortgaged Property is located to the extent required; such policy contains no material exclusions for, or affirmatively insures (except for any Mortgaged Property located in a jurisdiction where such insurance is not available) (a) access to a public road
(except as provided below) or (b) against any loss due to encroachments of any material portion of the improvements thereon.

     13. Except as provided below, as of the date of its origination, all insurance coverage required under each related Mortgage was in full force and effect with respect to each related Mortgaged Property, which insurance covered such risks as were customarily acceptable to prudent commercial and multifamily mortgage lending institutions lending on the security of property comparable to the related Mortgaged Property in the jurisdiction in which such Mortgaged
Property is located, and with respect to a fire and extended perils insurance policy, was in an amount (subject to a customary deductible) at least equal to the lesser of (i) the replacement cost of improvements located on such Mortgaged
Property, or (ii) the initial principal balance of the Mortgage Loan, and in any event, the amount necessary to prevent operation of any co-insurance provisions, and, except if such Mortgaged Property is operated as a mobile home park, such
Mortgaged Property is also covered by business interruption or rental loss insurance, in an amount at least equal to 12 months of operations of the related
Mortgaged Property (or in the case of a Mortgaged Property without any elevator,
6 months); and, except as provided below, as of the Cut-off Date, to the actual knowledge of the Seller, all insurance coverage required under each Mortgage, which insurance covers such risks and is in such amounts as are customarily acceptable to prudent commercial and multifamily mortgage lending institutions lending on the security of property comparable to the related Mortgaged Property in the jurisdiction in which such Mortgaged Property is located, is in full force and effect with respect to each related Mortgaged Property; all premiums due and payable through the Closing Date have been paid; and no notice of termination or cancellation with respect to any such insurance policy has been received by the Seller; and except for certain amounts not greater than amounts which would be considered prudent by an institutional commercial mortgage lender with respect to a similar Mortgage Loan and which are set forth in the related
Mortgage, any insurance proceeds in respect of a casualty loss, will be applied either (i) to the repair or restoration of all or part of the related Mortgaged
Property or (ii) the reduction of the outstanding principal balance of the
Mortgage Loan, subject in either case to requirements with respect to leases at the related Mortgaged Property and to other exceptions customarily provided for by prudent institutional lenders for similar loans. The Mortgaged Property is also covered by comprehensive general liability insurance against claims for personal and

                                      I-4

bodily injury, death or property damage occurring on, in or about the related
Mortgaged Property, in an amount customarily required by prudent institutional lenders.

     The insurance policies contain a standard mortgagee clause naming the
Seller, its successors and assigns as loss payee, in the case of a property insurance policy, and additional insured in the case of a liability insurance policy and provide that they are not terminable without 30 days prior written notice to the Mortgagee (or, with respect to non-payment, 10 days prior written notice to the Mortgagee) or such lesser period as prescribed by applicable law.
Each Mortgage requires that the Mortgagor maintain insurance as described above or permits the Mortgagee to require insurance as described above, and permits the Mortgagee to purchase such insurance at the Mortgagor's expense if Mortgagor fails to do so.

     14. Except as provided below, (a) other than payments due but not yet 30 days or more delinquent, to the Seller's actual knowledge, based upon due diligence customarily performed with the servicing of comparable mortgage loans by prudent institutional lenders, there is no material default, breach, violation or event of acceleration existing under the related Mortgage or the related Mortgage Note, and to the Seller's actual knowledge no event (other than payments due but not yet delinquent) which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a material default, breach, violation or event of acceleration; provided, however, that this representation and warranty does not address or otherwise cover any default, breach, violation or event of acceleration that specifically pertains to any matter otherwise covered by any other representation and warranty made by the Seller in any paragraphs of this Schedule I or in any paragraph of Schedule
II, and (b) the Seller has not waived any material default, breach, violation or event of acceleration under such Mortgage or Mortgage Note, except for a written waiver contained in the related Mortgage File being delivered to the Purchaser, and pursuant to the terms of the related Mortgage or the related Mortgage Note and other documents in the related Mortgage File no Person or party other than the holder of such Mortgage Note may declare any event of default or accelerate the related indebtedness under either of such Mortgage or Mortgage Note.

     15. As of the Closing Date, each Mortgage Loan is not, and in the prior 12 months (or since the date of origination if such Mortgage Loan has been originated within the past 12 months), has not been, 30 days or more past due in respect of any Scheduled Payment.

     16. Except with respect to ARD Loans, which provide that the rate at which interest accrues thereon increases after the Anticipated Repayment Date, the
Mortgage Rate (exclusive of any default interest, late charges or prepayment premiums) of such Mortgage Loan is a fixed rate.

     17. Each related Mortgage does not provide for or permit, without the prior written consent of the holder of the Mortgage Note, each related Mortgaged
Property to secure any other promissory note or obligation except as expressly described in such Mortgage.

                                      I-5

     18. Each Mortgage Loan is directly secured by a Mortgage on a commercial property or a multifamily residential property, and either (a) substantially all of the proceeds of such Mortgage Loan were used to acquire, improve or protect the portion of such commercial or multifamily residential property that consists of an interest in real property (within the meaning of Treasury Regulations
Sections 1.856-3(c) and 1.856-3(d)) and such interest in real property was the only security for such Mortgage Loan as of the Testing Date (as defined below), or (b) the fair market value of the interest in real property which secures such
Mortgage Loan was at least equal to 80% of the principal amount of the Mortgage
Loan (i) as of the Testing Date, or (ii) as of the Closing Date. For purposes of the previous sentence, (A) the fair market value of the referenced interest in real property shall first be reduced by (1) the amount of any lien on such interest in real property that is senior to the Mortgage Loan, and (2) a proportionate amount of any lien on such interest in real property that is on a parity with the Mortgage Loan, and (B) the "Testing Date" shall be the date on which the referenced Mortgage Loan was originated unless (1) such Mortgage Loan was modified after the date of its origination in a manner that would cause a
"significant modification" of such Mortgage Loan within the meaning of Treasury
Regulations Section 1.1001-3(b), and (2) such "significant modification" did not occur at a time when such Mortgage Loan was in default or when default with respect to such Mortgage Loan was reasonably foreseeable. However, if the referenced Mortgage Loan has been subjected to a "significant modification"
after the date of its origination and at a time when such Mortgage Loan was not in default or when default with respect to such Mortgage Loan was not reasonably foreseeable, the Testing Date shall be the date upon which the latest such
"significant modification" occurred. The Mortgage Loan documents with respect to each Defeasance Loan do not allow such Defeasance Loan to be defeased prior to two years after the Startup Day.

     19. One or more environmental site assessments, updates or transaction screens thereof were performed by an environmental consulting firm independent of the Seller and the Seller's affiliates with respect to each related Mortgaged
Property during the 18-months preceding the origination of the related Mortgage
Loan, and the Seller, having made no independent inquiry other than to review the report(s) prepared in connection with the assessment(s), updates or transaction screens referenced herein, has no actual knowledge and has received no notice of any material and adverse environmental condition or circumstance affecting such Mortgaged Property that was not disclosed in such report(s). If any such environmental report identified any Recognized Environmental Condition
(REC), as that term is defined in the Standard Practice for Environmental Site
Assessments: Phase I Environmental Site Assessment Process Designation: E
1527-00, as recommended by the American Society for Testing and Materials
(ASTM), with respect to the related Mortgaged Property and the same have not been subsequently addressed in all material respects, then either (i) an escrow greater than 100% of the amount identified as necessary by the environmental consulting firm to address the REC is held by the Seller for purposes of effecting same (and the borrower has covenanted in the Mortgage Loan documents to perform such work), (ii) the related borrower or other responsible party having financial resources reasonably estimated to be adequate to address the
REC is required to take such actions or is liable for the failure to take such actions, if any, with respect to such circumstances or conditions as have been required by the applicable governmental regulatory authority or any environmental law or

                                      I-6

regulation, (iii) the borrower has provided an environmental insurance policy,
(iv) an operations and maintenance plan has been or will be implemented or (v)
such conditions or circumstances were investigated further and based upon such additional investigation, a qualified environmental consultant recommended no further investigation or remediation. All environmental assessments or updates that were in the possession of the Seller and that relate to a Mortgaged
Property insured by an environmental insurance policy have been delivered to or disclosed to the environmental insurance carrier issuing such policy prior to the issuance of such policy. Annex A to this Schedule I sets forth those
Mortgage Loans (if any) as to which the related borrower obtained a secured creditor impaired property policy.

     20. Each related Mortgage and Assignment of Leases, together with applicable state law, contains customary and enforceable provisions for comparable mortgaged properties similarly situated such as to render the rights and remedies of the holder thereof adequate for the practical realization against the Mortgaged Property of the benefits of the security, including realization by judicial or, if applicable, non-judicial foreclosure, subject to the effects of bankruptcy, insolvency, reorganization, receivership, moratorium, redemption, liquidation or similar law affecting the right of creditors and the application of principles of equity.

     21. At the time of origination and, to the actual knowledge of Seller as of the Cut-off Date, no Mortgagor is a debtor in, and no Mortgaged Property is the subject of, any state or federal bankruptcy or insolvency proceeding.

     22. Each Mortgage Loan is a whole loan and contains no equity participation by the lender or shared appreciation feature and does not provide for any contingent or additional interest in the form of participation in the cash flow of the related Mortgaged Property or, other than the ARD Loans, provide for negative amortization. The Seller holds no preferred equity interest.

     23. Subject to certain exceptions, which are customarily acceptable to prudent commercial and multifamily mortgage lending institutions lending on the security of property comparable to the related Mortgaged Property, each related
Mortgage or loan agreement contains provisions for the acceleration of the payment of the unpaid principal balance of such Mortgage Loan if, without complying with the requirements of the Mortgage or loan agreement, (a) the related Mortgaged Property, or any controlling interest in the related
Mortgagor, is directly transferred or sold (other than by reason of family and estate planning transfers, transfers by devise, descent or operation of law upon the death of a member, general partner or shareholder of the related Borrower and transfers of less than a controlling interest in a mortgagor, issuance of non-controlling new equity interests, transfers among existing members, partners or shareholders in the Mortgagor or an affiliate thereof, transfers among affiliated Mortgagors with respect to Crossed Loans or multi-property Mortgage
Loans or transfers of a similar nature to the foregoing meeting the requirements of the Mortgage Loan (such as pledges of ownership interest that do not result in a change of control) or a substitution or release of collateral within the parameters of paragraph (26) below), or (b) the related Mortgaged Property is

                                      I-7

encumbered in connection with subordinate financing by a lien or security interest against the related Mortgaged Property, other than any existing permitted additional debt.

     24. Except as set forth in the related Mortgage File, the terms of the related Mortgage Note and Mortgage(s) have not been waived, modified, altered, satisfied, impaired, canceled, subordinated or rescinded in any manner which materially interferes with the security intended to be provided by such
Mortgage.

     25. Except as provided below, each related Mortgaged Property was inspected by or on behalf of the related originator or an affiliate during the 12 month period prior to the related origination date.

     26. Since origination, no material portion of the related Mortgaged
Property has been released from the lien of the related Mortgage in any manner which materially and adversely affects the value of the Mortgage Loan or materially interferes with the security intended to be provided by such
Mortgage, and, except with respect to Mortgage Loans (a) which permit defeasance by means of substituting for the Mortgaged Property (or, in the case of a
Mortgage Loan secured by multiple Mortgaged Properties, one or more of such
Mortgaged Properties) U.S. Treasury obligations sufficient to pay the Mortgage
Loans (or portions thereof) in accordance with their terms, (b) where a release of the portion of the Mortgaged Property was contemplated at origination and such portion was not considered material for purposes of underwriting the
Mortgage Loan, (c) where release is conditional upon the satisfaction of certain underwriting and legal requirements and the payment of a release price that represents adequate consideration for such Mortgaged Property or the portion thereof that is being released, or (d) which permit the related Mortgagor to substitute a replacement property in compliance with REMIC Provisions or (e)
which permit the release(s) of unimproved out-parcels or other portions of the
Mortgaged Property that will not have a material adverse affect on the underwritten value of the security for the Mortgage Loan or that were not allocated to any value in the underwriting during the origination of the
Mortgage Loan, the terms of the related Mortgage do not provide for release of any portion of the Mortgaged Property from the lien of the Mortgage except in consideration of payment in full therefor.

     27. Except as provided below, to the Seller's actual knowledge, based upon a letter from governmental authorities, a legal opinion, an endorsement to the related title policy, or based upon other due diligence considered reasonable by prudent commercial conduit mortgage lenders in the area where the applicable
Mortgaged Property is located, as of the date of origination of such Mortgage
Loan and as of the Cut-off Date, there are no material violations of any applicable zoning ordinances, building codes and land laws applicable to the
Mortgaged Property or the use and occupancy thereof which (a) are not insured by an ALTA lender's title insurance policy (or a binding commitment therefor), or its equivalent as adopted in the applicable jurisdiction, or a law and ordinance insurance policy or (b) would have a material adverse effect on the value, operation or net operating income of the Mortgaged Property.

     28. To the Seller's actual knowledge based on surveys and/or the title policy referred to herein obtained in connection with the origination of each
Mortgage Loan,

                                      I-8

none of the material improvements which were included for the purposes of determining the appraised value of the related Mortgaged Property at the time of the origination of the Mortgage Loan lies outside of the boundaries and building restriction lines of such property (except Mortgaged Properties which are legal non-conforming uses), to an extent which would have a material adverse affect on the value of the Mortgaged Property or related Mortgagor's use and operation of such Mortgaged Property (unless affirmatively covered by title insurance) and no improvements on adjoining properties encroached upon such Mortgaged Property to any material and adverse extent (unless affirmatively covered by title insurance).

     29. With respect to at least 95% of such Seller's Mortgage Loans (by balance) having a Cut-off Date Balance in excess of 1% of the Initial Pool
Balance, the related Mortgagor has covenanted in its organizational documents and/or the Mortgage Loan documents to own no significant asset other than the related Mortgaged Property or Mortgaged Properties, as applicable, and assets incidental to its ownership and operation of such Mortgaged Property, and to hold itself out as being a legal entity, separate and apart from any other
Person.

     30. No advance of funds has been made other than pursuant to the loan documents, directly or indirectly, by the Seller to the Mortgagor and, to the
Seller's actual knowledge, no funds have been received from any Person other than the Mortgagor, for or on account of payments due on the Mortgage Note or the Mortgage.

     31. As of the date of origination and, to the Seller's actual knowledge, as of the Cut-off Date, there was no pending action, suit or proceeding, or governmental investigation of which it has received notice, against the
Mortgagor or the related Mortgaged Property the adverse outcome of which could reasonably be expected to materially and adversely affect such Mortgagor's ability to pay principal, interest or any other amounts due under such Mortgage
Loan or the security intended to be provided by the Mortgage Loan documents or the current use of the Mortgaged Property.

     32. As of the date of origination, and, to the Seller's actual knowledge, as of the Cut-off Date, if the related Mortgage is a deed of trust, a trustee, duly qualified under applicable law to serve as such, has either been properly designated and serving under such Mortgage or may be substituted in accordance with the Mortgage and applicable law.

     33. The Mortgage Loan and the interest (exclusive of any default interest, late charges or prepayment premiums) contracted for complied as of the date of origination with, or was exempt from, applicable state or federal laws, regulations and other requirements pertaining to usury.

     34. The related Mortgage Note is not secured by any collateral that secures a Mortgage Loan that is not in the Trust Fund and each Mortgage Loan that is cross-collateralized is cross-collateralized only with other Mortgage Loans sold pursuant to this Agreement.

                                      I-9

     35. The improvements located on the Mortgaged Property are either not located in a federally designated special flood hazard area or the Mortgagor is required to maintain or the mortgagee maintains, flood insurance with respect to such improvements and such policy is in full force and effect.

     36. All escrow deposits and payments required pursuant to the Mortgage Loan as of the Closing Date required to be deposited with the Seller in accordance with the Mortgage Loan documents have been so deposited, are in the possession, or under the control, of the Seller or its agent and there are no deficiencies in connection therewith.

     37. To the Seller's actual knowledge, based on the due diligence customarily performed in the origination of comparable mortgage loans by prudent commercial and multifamily mortgage lending institutions with respect to the related geographic area and properties comparable to the related Mortgaged
Property, as of the date of origination of the Mortgage Loan, the related
Mortgagor, the related lessee, franchisor or operator was in possession of all material licenses, permits and authorizations then required for use of the related Mortgaged Property, and, as of the Cut-off Date, the Seller has no
actual knowledge that the related Mortgagor, the related lessee, franchisor or operator was not in possession of such licenses, permits and authorizations.

     38. The origination (or acquisition, as the case may be), servicing and collection practices used by the Seller with respect to the Mortgage Loan have been in all material respects legal and have met customary industry standards for servicing of commercial mortgage loans for conduit loan programs.

     39. Except for Mortgagors under Mortgage Loans the Mortgaged Property with respect to which includes a Ground Lease, the related Mortgagor (or its affiliate) has title in the fee simple interest in each related Mortgaged
Property.

     40. Except as provided below, the Mortgage Loan documents for each Mortgage
Loan provide that each Mortgage Loan is non-recourse to the related Mortgagor except that the related Mortgagor accepts responsibility for fraud and/or other intentional material misrepresentation. Furthermore, except as provided below, the Mortgage Loan documents for each Mortgage Loan provide that the related
Mortgagor shall be liable to the lender for losses incurred due to the misapplication or misappropriation of rents collected in advance or received by the related Mortgagor after the occurrence of an event of default and not paid to the Mortgagee or applied to the Mortgaged Property in the ordinary course of business, misapplication or conversion by the Mortgagor of insurance proceeds or condemnation awards or breach of the environmental covenants in the related
Mortgage Loan documents.

     41. Subject to the exceptions set forth in paragraph (5), the Assignment of
Leases set forth in the Mortgage or separate from the related Mortgage and related to and delivered in connection with each Mortgage Loan establishes and creates a valid, subsisting and enforceable lien and security interest in the related Mortgagor's interest in all leases, subleases, licenses or other agreements pursuant to which any Person is entitled to occupy, use or possess all or any portion of the real property.

                                      I-10

     42. With respect to such Mortgage Loan, any prepayment premium constitutes a "customary prepayment penalty" within the meaning of Treasury Regulations
Section 1.860G-1(b)(2).

     43. If such Mortgage Loan contains a provision for any defeasance of mortgage collateral, such Mortgage Loan permits defeasance (a) no earlier than two years after the Closing Date, and (b) only with substitute collateral constituting "government securities" within the meaning of Treasury Regulations
Section 1.860G-2(a)(8)(i) in an amount sufficient to make all scheduled payments under the Mortgage Note. In addition, if such Mortgage contains such a defeasance provision, it provides (or otherwise contains provisions pursuant to which the holder can require) that an opinion be provided to the effect that such holder has a first priority perfected security interest in the defeasance collateral. The related Mortgage Loan documents permit the lender to charge all of its expenses associated with a defeasance to the Mortgagor (including rating agencies' fees, accounting fees and attorneys' fees), and provide that the related Mortgagor must deliver (or otherwise, the Mortgage Loan documents contain certain provisions pursuant to which the lender can require) (i) an accountant's certification as to the adequacy of the defeasance collateral to make payments under the related Mortgage Loan for the remainder of its term,
(ii) an Opinion of Counsel that the defeasance complies with all applicable
REMIC Provisions, and (iii) assurances from the Rating Agencies that the defeasance will not result in the withdrawal, downgrade or qualification of the ratings assigned to the Certificates. Notwithstanding the foregoing, some of the
Mortgage Loan documents may not affirmatively contain all such requirements, but such requirements are effectively present in such documents due to the general obligation to comply with the REMIC Provisions and/or deliver a REMIC Opinion of
Counsel.

     44. To the extent required under applicable law as of the date of origination, and necessary for the enforceability or collectability of the
Mortgage Loan, the originator of such Mortgage Loan was authorized to do business in the jurisdiction in which the related Mortgaged Property is located at all times when it originated and held the Mortgage Loan.

     45. Neither the Seller nor any affiliate thereof has any obligation to make any capital contributions to the Mortgagor under the Mortgage Loan.

     46. None of the Mortgaged Properties are encumbered, and none of the
Mortgage Loan documents permit the related Mortgaged Property to be encumbered subsequent to the Closing Date without the prior written consent of the holder thereof, by any lien securing the payment of money junior to or of equal priority with, or superior to, the lien of the related Mortgage (other than
Title Exceptions, taxes, assessments and contested mechanics and materialmen's liens that become payable after the after the Cut-off Date of the related
Mortgage Loan).

                                      I-11

                             ANNEX A (TO SCHEDULE I)

[None.]

                                      I-12

                                   SCHEDULE II

                   GROUND LEASE REPRESENTATIONS AND WARRANTIES

     With respect to each Mortgage Loan secured by a leasehold interest (except with respect to any Mortgage Loan also secured by a fee interest in the related
Mortgaged Property), the Seller represents and warrants the following with respect to the related Ground Lease:

          1. Such Ground Lease or a memorandum thereof has been or will be duly recorded no later than 30 days after the Closing Date and such Ground Lease permits the interest of the lessee thereunder to be encumbered by the related Mortgage or, if consent of the lessor thereunder is required, it has been obtained prior to the Closing Date.

          2. Upon the foreclosure of the Mortgage Loan (or acceptance of a deed in lieu thereof), the Mortgagor's interest in such ground lease is assignable to the mortgagee under the leasehold estate and its assigns without the consent of the lessor thereunder (or, if any such consent is required, it has been obtained prior to the Closing Date).

          3. Such Ground Lease may not be amended, modified, canceled or terminated without the prior written consent of the mortgagee and any such action without such consent is not binding on the mortgagee, its successors or assigns, except termination or cancellation if (a) an event of default occurs under the Ground Lease, (b) notice thereof is provided to the mortgagee and (c) such default is curable by the mortgagee as provided in the Ground Lease but remains uncured beyond the applicable cure period.

          4. To the actual knowledge of the Seller, at the Closing Date, such
     Ground Lease is in full force and effect and other than payments due but not yet 30 days or more delinquent, (a) there is no material default, and
     (b) there is no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a material default under such Ground Lease.

          5. The ground lease or ancillary agreement between the lessor and the lessee requires the lessor to give notice of any default by the lessee to the mortgagee. The ground lease or ancillary agreement further provides that no notice given is effective against the mortgagee unless a copy has been given to the mortgagee in a manner described in the ground lease or ancillary agreement.

          6. The ground lease (a) is not subject to any liens or encumbrances superior to, or of equal priority with, the Mortgage, subject, however, to only the Title Exceptions or (b) is subject to a subordination, non-disturbance and attornment agreement to which the mortgagee on the lessor's fee interest in the Mortgaged Property is subject.

          7. A mortgagee is permitted a reasonable opportunity (including, where necessary, sufficient time to gain possession of the interest of the lessee under the ground

                                      II-1

     lease) to cure any curable default under such Ground Lease before the lessor thereunder may terminate such Ground Lease.

          8. Such Ground Lease has an original term (together with any extension options, whether or not currently exercised, set forth therein all of which can be exercised by the mortgagee if the mortgagee acquires the lessee's rights under the Ground Lease) that extends not less than 20 years beyond the Stated Maturity Date.

          9. Under the terms of such Ground Lease, any estoppel or consent letter received by the mortgagee from the lessor, and the related Mortgage, taken together, any related insurance proceeds or condemnation award (other than in respect of a total or substantially total loss or taking) will be applied either to the repair or restoration of all or part of the related
     Mortgaged Property, with the mortgagee or a trustee appointed by it having the right to hold and disburse such proceeds as repair or restoration progresses, or to the payment or defeasance of the outstanding principal balance of the Mortgage Loan, together with any accrued interest (except in cases where a different allocation would not be viewed as commercially unreasonable by any commercial mortgage lender, taking into account the relative duration of the ground lease and the related Mortgage and the ratio of the market value of the related Mortgaged Property to the outstanding principal balance of such Mortgage Loan).

          10. The ground lease does not impose any restrictions on subletting that would be viewed as commercially unreasonable by a prudent commercial lender.

          11. The ground lessor under such Ground Lease is required to enter into a new lease upon termination of the Ground Lease for any reason, including the rejection of the Ground Lease in bankruptcy.

                                      II-2

                                  SCHEDULE III
                                  ------------

     EXCEPTIONS TO REPRESENTATIONS AND WARRANTIES (SET FORTH IN SCHEDULE I)

Representation #8
-----------------

--------------- --------------------------------- --------------------------------------------------------------------
 Loan
 Number                   Loan Name                                   Description of Exception
--------------- --------------------------------- --------------------------------------------------------------------

60              Shoppes at Fontana                With respect to the loan listed to the left, certain portions of the related mortgaged property leased by Albertson's, are subject to a right of first refusal of the tenant to purchase the mortgaged property in the event of a sale by the mortgagor of the mortgaged property or any portion thereof. It is an event of default under the related mortgage loan documents for mortgagor to transfer or sell all or any portion of the mortgaged property without the consent of mortgagee.
--------------- --------------------------------- --------------------------------------------------------------------

Representation #17
------------------

--------------- --------------------------------- --------------------------------------------------------------------
 Loan
 Number                   Loan Name                                   Description of Exception
--------------- --------------------------------- --------------------------------------------------------------------

47              Orthopaedic Specialty Center      With respect to the loan listed to the left, there is currently an existing subordinate debt in the amount of $1,200,000 secured by the related mortgaged property. The second mortgage has been subordinated to the loan and is subject to a subordination and standstill agreement.
--------------- --------------------------------- --------------------------------------------------------------------
92              1400 16th Street                  With respect to the loan listed to the left, the mortgage loan documents permit the related mortgagor to incur future subordinate debt in the maximum aggregate amount of $3,000,000 to be secured by the related mortgaged property, provided that certain conditions set forth in the mortgage loan documents are satisfied, including, among other things: (i) all documentation evidencing the
                                                  indebtedness must be approved by the mortgagee, (ii) the maximum outstanding principal balance of the debt when combined with the loan may not exceed 40% of the appraised value of the mortgaged property, (iii) the minimum debt service coverage ratio is 3.40x,
                                                  (iv) all parties must execute an intercreditor agreement acceptable to mortgagee and (v) the mortgagor must pay all of mortgagee's costs and expenses related to the subordinate debt.
--------------- --------------------------------- --------------------------------------------------------------------

                                     III-1

Representation #19
------------------

--------------- --------------------------------- --------------------------------------------------------------------
 Loan
 Number                   Loan Name                                   Description of Exception
--------------- --------------------------------- --------------------------------------------------------------------

21              Wedgwood Plaza                    The Phase I environmental consultant reported that the mortgaged property has been impacted by an on site gas station and former drycleaning operation. The Phase I environmental consultant reported that the mortgaged property is currently listed by the state regulatory agency as a leaking underground storage tank
                                                  ("LUST") site and it is eligible for state funded cleanup
                                                  assistance under the state petroleum restoration insurance program once the identified responsible party pays the one-time deductible of $10,000 required by the state cleanup program. In addition, the
                                                  Phase I consultant reported that the mortgaged property has been impacted by a former drycleaning operation and has been admitted in the state drycleaning solvent cleanup program which makes it eligible for state-administered assessment and remediation. The
                                                  Phase I environmental consultant recommended that the responsible party for the petroleum impact pay the one time deductible of
                                                  $10,000 so that the on-site gasoline station contamination can be remediated through the state funded drycleaning solvent cleanup program. In addition, the Phase I environmental consultant recommended that the drycleaning operation impacts be assessed and remediated in accordance with the state funded drycleaning solvent cleanup program. The mortgagee did not require a reserve, given the sponsor's significant financial strength ($123MM net worth) and the relatively small amounts required to follow the environmental consultant's recommendations relative to property net cash flow.
--------------- --------------------------------- --------------------------------------------------------------------
29              Concourse Village Shopping        The Phase I environmental consultant reported that the mortgaged
                Center                            property has been impacted by a drycleaning operation. The Phase I environmental consultant reported that a soil sample indicating the presence of drycleaning constituents was submitted to the state regulatory agency. The Phase I environmental consultant recommended that the on-site drycleaning impacts be delineated and remediated in accordance with the state-administrated drycleaning solvents cleanup program which is estimated to required the payment of a one-time deductible ranging between $1,000 and $10,000 depending on when the facility was admitted to the state-administered
                                                  drycleaning solvents cleanup program. The mortgagee did not require a reserve, given the sponsor's significant financial strength
                                                  ($123MM net worth), the relatively small amounts required to follow the environmental consultant's recommendations relative to property net cash flow, and the tenant's liability for such remedial actions.
--------------- --------------------------------- --------------------------------------------------------------------
37              KFC - Freeport, NY                The Phase I environmental consultant reported that the mortgaged property's groundwater has likely been impacted by a neighboring property's drycleaning and petroleum contaminant spills. The Phase
                                                  I environmental consultant recommended no further action or investigation because the mortgaged property is served by a public water utility, the mortgaged property had no known history of on-site dry cleaning and was not suspected of having caused or contributed to the contaminant source, and the mortgaged property was viewed as unlikely to be held financially responsible for cleanup of contamination known to have migrated onto the property from an off-site source that the mortgaged property owner
                                                  apparently did not cause or contribute to.
--------------- --------------------------------- --------------------------------------------------------------------

                                                        III-2

--------------- --------------------------------- --------------------------------------------------------------------
67              West Village Commons              The Phase I environmental consultant reported that the mortgaged property has been impacted by a former drycleaning operation. The
                                                  Phase I environmental consultant reported that the mortgaged property applied to and was determined eligible for the
                                                  state-administered drycleaning solvent cleanup program. The Phase I environmental consultant noted that correspondence from the state regulatory agency concluded that the cost for the cleanup of the mortgaged property will be "absorbed at the expense of the
                                                  Hazardous Waste Management Trust Fund," minus a $1,000 deductible payable by the applicant. Because it was determined that current state priority for cleanup of the mortgaged property is low and the small deductible amount, no money was collected at closing.
--------------- --------------------------------- --------------------------------------------------------------------

Representation #23
------------------

--------------- --------------------------------- --------------------------------------------------------------------
 Loan
 Number                   Loan Name                                   Description of Exception
--------------- --------------------------------- --------------------------------------------------------------------

11              Village West Shopping Center      With respect to the loan listed to the left, the related mortgage loan documents permit the transfer of all of the tenant-in-common ownership interests in the mortgaged property to one of the existing tenant-in-common mortgagors without the mortgagee's consent subject to the satisfaction of certain conditions as set forth in the mortgage loan documents.
--------------- --------------------------------- --------------------------------------------------------------------
59              Bloomfield Self Storage           With respect to the loans listed to the left, the related mortgage
72              Hoffman Estates                   loan documents permit the transfer of limited partnership interests
61              Storage USA - Merrick Blvd        in the limited partner of the related mortgagor without the consent
14              Arena Towers                      of mortgagee, pursuant to the terms and subject to the satisfaction of certain conditions as set forth in the mortgage loan documents.
--------------- --------------------------------- --------------------------------------------------------------------

Representation #26
------------------

--------------- --------------------------------- --------------------------------------------------------------------

 Loan
 Number                   Loan Name                                   Description of Exception
--------------- --------------------------------- --------------------------------------------------------------------
40              KFC - Amityville                  With respect to the loans listed to the left, which are
43              KFC - Bayshore                    cross-collateralized and cross-defaulted with each other, the
33              KFC - Central Islip               respective mortgage loan documents entitle the related mortgagor(s)
34              KFC - Deer Park                   to obtain a release of one or more of the related mortgaged
44              KFC - Farmingdale                 properties from the related lien and a corresponding termination of
37              KFC - Freeport                    the subject cross-collateralization, subject in each case, to the
36              KFC - Greenvale                   following conditions, among others: (a) the defeasance of the
35              KFC - Hempstead                   mortgage loan(s) in an amount equal to 125% of the portion of the
39              KFC - Huntington                  total loan amount allocated to the property or properties being
38              KFC - Patchogue                   released; (b) the remaining properties must satisfy a debt service
42              KFC - Smithtown                   coverage ratio of 1.2x, and (c) the remaining properties must
32              KFC - Staten Island               generate sales in an amount equal to $669.00 per square foot.
41              KFC - Westbury
--------------- --------------------------------- --------------------------------------------------------------------

                                                        III-3

Representation #37
------------------

--------------- --------------------------------- --------------------------------------------------------------------
 Loan
 Number                   Loan Name                                   Description of Exception
--------------- --------------------------------- --------------------------------------------------------------------

2               River Plaza Shopping Center       With respect to the loan listed to the left, as of the closing date of the loan, the related mortgaged property did not have all certificates of occupancy, as construction of certain tenant improvements were still ongoing. At closing, a tenant improvement holdback reserve was established in the amount of $2,597,047 to address outstanding tenant improvement expenses.
--------------- --------------------------------- --------------------------------------------------------------------

Representation #46
------------------

--------------- --------------------------------- --------------------------------------------------------------------
 Loan
 Number                   Loan Name                                   Description of Exception
--------------- --------------------------------- --------------------------------------------------------------------

47              Orthopedic Specialty Center       With respect to the loan listed to the left, there is currently an existing subordinate debt in the amount of $1,200,000 secured by the related mortgaged property. The second mortgage has been subordinated to the loan and is subject to a subordination and standstill agreement.
--------------- --------------------------------- --------------------------------------------------------------------
92              1400 16th Street                  With respect to the loan listed to the left, the mortgage loan documents permit future subordinated debt in the maximum aggregate amount of $3,000,000 to be secured by the related mortgaged property, provided that certain conditions set forth in the mortgage loan documents are satisfied, including, among other things: (i) all documentation evidencing the indebtedness must be approved by the mortgagee, (ii) the maximum outstanding principal balance of the debt when combined with the loan may not exceed 40%
                                                  of the appraised value of the mortgaged property, (iii) the minimum debt service coverage ratio is 3.40x, (iv) all parties must execute an intercreditor agreement in form and substance acceptable to mortgagee, and (v) the mortgagor must pay all of mortgagee's costs and expenses related to subordinate debt.
--------------- --------------------------------- --------------------------------------------------------------------

                                                        III-4

     EXCEPTIONS TO REPRESENTATIONS AND WARRANTIES (SET FORTH IN SCHEDULE II)

Representation #3
-----------------

--------------- --------------------------------- --------------------------------------------------------------------
 Loan
 Number                   Loan Name                                   Description of Exception
--------------- --------------------------------- --------------------------------------------------------------------

101             Bay Ridge Plaza                   With respect to one parcel of the related mortgaged property secured by a leasehold interest in a sub-ground lease, the sublessor is not prohibited from amending, modifying, canceling or terminating the sub-ground lease without the prior consent of mortgagee. It is an event of default under the mortgage loan documents for mortgagor to materially amend or modify or cancel or terminate the sub-ground lease without mortgagee's prior consent.
                                                  The value of the leasehold parcel was not considered in the underwriting of this loan.
--------------- --------------------------------- --------------------------------------------------------------------

Representation #8
-----------------

--------------- --------------------------------- --------------------------------------------------------------------
 Loan
 Number                   Loan Name                                   Description of Exception
--------------- --------------------------------- --------------------------------------------------------------------

86              Park Place Office Building        With respect to the loan listed to the left, the ground lease expires June 1, 2007 and the stated maturity date is July 11, 2014.
                                                  However, the related mortgage loan documents require the mortgagor to exercise an option it has under the ground lease to acquire the fee estate for $43,000 by June 1, 2007. If mortgagor does not effectuate the purchase option, mortgagee may exercise the option as mortgagor's attorney in fact or may declare an event of default under the mortgage loan documents. Mortgagor has escrowed with mortgagee sufficient funds to exercise the purchase option.
--------------- --------------------------------- --------------------------------------------------------------------
101             Bay Ridge Plaza                   With respect to one parcel of the related mortgaged property secured by a leasehold interest in a sub-ground lease, the term of the sub-ground lease extends only 15 years beyond the stated
                                                  maturity date of the related loan. The value of the leasehold parcel was not considered in the underwriting of this loan.
--------------- --------------------------------- --------------------------------------------------------------------

Representation #9
-----------------

--------------- --------------------------------- --------------------------------------------------------------------
 Loan
 Number                   Loan Name                                   Description of Exception
--------------- --------------------------------- --------------------------------------------------------------------

99              Mattydale Shopping Center         With respect to one parcel secured by a leasehold interest, the ground lease and the related ground lessor's estoppel are silent with respect to the application of insurance proceeds or
                                                  condemnation awards. The related mortgage loan documents provide that any such insurance proceeds or condemnation awards be applied to the restoration of the related mortgaged property or to the reduction of the indebtedness secured by the related mortgage.
--------------- --------------------------------- --------------------------------------------------------------------

                                                        III-5

--------------- --------------------------------- --------------------------------------------------------------------
47              Orthopaedic Specialty Center      With respect to the loan listed to the left, the related ground lease provides for insurance proceeds or condemnation awards to be used for restoration, rather than the reduction of any indebtedness securing the related mortgaged property.
--------------- --------------------------------- --------------------------------------------------------------------
101             Bay Ridge Plaza                   With respect to one parcel secured by a leasehold interest, the related sub-ground lease provides for insurance proceeds or condemnation awards to be used for restoration, rather than the reduction of any indebtedness securing the related mortgaged property. The value of the leasehold parcel was not considered in the underwriting of this loan.
--------------- --------------------------------- --------------------------------------------------------------------

Representation #11
------------------

--------------- --------------------------------- --------------------------------------------------------------------
 Loan
 Number                   Loan Name                                   Description of Exception
--------------- --------------------------------- --------------------------------------------------------------------

97              Gateway Center Office             With respect to the loan listed to the left, the ground lessor under the ground lease, which constitutes a portion of the mortgaged property, is not required to enter into a new lease upon termination of the ground lease due to rejection of the ground lease in bankruptcy.
--------------- --------------------------------- --------------------------------------------------------------------
47              Orthopaedic Specialty Center      With respect to the loan listed to the left, the ground lessor under the ground lease is not required to enter into a new lease upon termination of the ground lease due to rejection of the ground lease in bankruptcy.
--------------- --------------------------------- --------------------------------------------------------------------
101             Bay Ridge Plaza                   With respect to one parcel secured by a leasehold interest, the sub-ground lessor under the related sub-ground lease, is not required to enter into a new lease upon termination of the sub-ground lease due to rejection of the sub-ground lease in bankruptcy. The value of the leasehold parcel was not considered in the underwriting of this loan.
--------------- --------------------------------- --------------------------------------------------------------------

                                                        III-6

                                    EXHIBIT A

                             MORTGAGE LOAN SCHEDULE

            MORTGAGE    MORTGAGE    LOAN
  CONTOL      LOAN       LOAN       GROUP
  NUMBER     NUMBER     SELLER      NUMBER         LOAN / PROPERTY NAME                       PROPERTY ADDRESS
--------------------------------------------------------------------------------------------------------------------------------

    1      7009300        CGM          1      Artery Plaza                                   7200 Wisconsin Avenue
    2      7009609        CGM          1      River Plaza Shopping Center                    50-100 West 225th Street
    3      7008786        CGM          1      Nordahl Marketplace                            733 Center Drive
--------------------------------------------------------------------------------------------------------------------------------
                                              California Office Portfolio
    4      7009892        CGM          1      Pacific Pointe Corporate Centre                901 & 905 Calle Amanecer
    5      7009891        CGM          1      Orchard Technology Park                        1, 7, 9, 11 & 13 Orchard Road
    6      7009890        CGM          1      Spectrum Pointe Office                         One Spectrum Pointe Drive
--------------------------------------------------------------------------------------------------------------------------------
    7      7010465        CGM          1      400 SW 6th Avenue                              400 Southwest Sixth Avenue
    8      7008193        CGM          1      Wilkes-Barre Commons                           Mundy Street and Route 81
    9      7009515        CGM          1      Bay Harbor Apartments                          9601 Bay Harbor Circle
    10     7010357        CGM          1      Williamsburg Shopping Center                   1234 Richmond Road
    11     7011196        CGM          1      Village West Shopping Center                   3026-3069 West Florida Avenue
    13     7011416        CGM          1      499 Seventh Avenue                             499 Seventh Avenue
    14     7011000        CGM          1      Arena Towers                                   7322-7324 Southwest Freeway
    15     7011177        CGM          1      Dadeland Towers                                9200, 9300, 9350 South Dadeland
                                                                                             Boulevard
    16     7009668        CGM          1      Lanes Mill Marketplace                         U.S. Route 9 at Lanes Mill Road
    17     7010121        CGM          1      One American Place                             300 Main Street
    18     7010114        CGM          2      Channel Islands Village                        3650 Ketch Avenue
--------------------------------------------------------------------------------------------------------------------------------
                                              Region Center/Denver Distribution Center
    19     7011397        CGM          1      Region Center                                  5200-5300 Region Court
    20     7011378        CGM          1      Denver Distribution Center                     11600 East 56th Avenue
--------------------------------------------------------------------------------------------------------------------------------
    21     7010817        CGM          1      Wedgewood Plaza                                3502 Southeast Federal Highway
    22     7010773        CGM          2      Aspen Ridge Apartments                         114 Aspen Circle
    23     7010777        CGM          2      Hills of Aberdeen Apartments                   247 Marcliffe Drive
    24     7010987        CGM          1      Ceres Group Building                           17800 Royalton Road
    26     7009758        CGM          1      Desert Sky Esplanade                           2020 North 75th Avenue
    27     7009882        CGM          1      DEA Santa Ana                                  1900 East First Street
    29     7010818        CGM          1      Concourse Village Shopping Center              75 East Indiantown Road
    30     7010385        CGM          2      Cape House II                                  4460 Hodges Boulevard
    31     7011098        CGM          1      InterAmerican Plaza                            701 Southwest 27th Avenue
--------------------------------------------------------------------------------------------------------------------------------
                                              KFC Portfolio
    32     7010031        CGM          1      KFC - Staten Island, NY                        1453 Forest Avenue
    33     7010029        CGM          1      KFC - Central Islip, NY                        155 West Suffolk Avenue
    34     7010036        CGM          1      KFC - Deer Park, NY                            1617 Deer Park Avenue
    35     7010030        CGM          1      KFC - Hempstead, NY                            20 Hempstead Avenue
    36     7010038        CGM          1      KFC - Greenvale, NY                            58 Glen Cove Road
    37     7010034        CGM          1      KFC - Freeport, NY                             497 North Main Street
    38     7009687        CGM          1      KFC - Patchogue, NY                            508 East Main Street
    39     7010033        CGM          1      KFC - Huntington, NY                           221 West Jericho Turnpike

    40     7010037        CGM          1      KFC - Amityville, NY                           910 South Broadway
    41     7010028        CGM          1      KFC - Westbury, NY                             705 Old Country Road
    42     7010027        CGM          1      KFC - Commack, NY                              1164 Jericho Turnpike
    43     7010032        CGM          1      KFC - Bayshore, NY                             210 East Main Street
    44     7010035        CGM          1      KFC - Farmingdale, NY                          5002 Hempstead Turnpike
--------------------------------------------------------------------------------------------------------------------------------
    45     7010607        CGM          1      532 Broad Hollow Road                          532 Broad Hollow Road
    46     7010007        CGM          1      Village at Collin Creek                        601-641 West Plano Parkway
    47     7011128        CGM          1      Orthopaedic Specialty Center                   One Orthopedic Drive
    48     7010072        CGM          1      Silverdale Shopping Center                     9577 Ridgetop Boulevard Northwest

            MORTGAGE
  CONTOL      LOAN
  NUMBER     NUMBER          CITY           STATE          ZIP CODE
------------------------------------------------------------------------

    1      7009300       Bethesda             MD             20814
    2      7009609       Bronx                NY             10463
    3      7008786       San Marcos           CA             92069
------------------------------------------------------------------------

    4      7009892       San Clemente         CA             92673
    5      7009891       Lake Forest          CA             92630
    6      7009890       Lake Forest          CA             92630
------------------------------------------------------------------------
    7      7010465       Portland             OR             97204
    8      7008193       Wilkes-Barre         PA             18702
    9      7009515       Fort Myers           FL             33919
    10     7010357       Williamsburg         VA             23185
    11     7011196       Hemet                CA             92545
    13     7011416       New York             NY             10018
    14     7011000       Houston              TX             77074
    15     7011177       Miami                FL             33156

    16     7009668       Howell               NJ             07731
    17     7010121       Baton Rouge          LA             70801
    18     7010114       Oxnard               CA             93035
------------------------------------------------------------------------

    19     7011397       Lakeland             FL             33815
    20     7011378       Denver               CO             80239
------------------------------------------------------------------------
    21     7010817       Stuart               FL             34997
    22     7010773       Homewood             AL             35209
    23     7010777       Valparaiso           IN             46385
    24     7010987       Strongsville         OH             44136
    26     7009758       Phoenix              AZ             85035
    27     7009882       Santa Ana            CA             92705
    29     7010818       Jupiter              FL             33477
    30     7010385       Jacksonville         FL             32224
    31     7011098       Miami                FL             33135
------------------------------------------------------------------------

    32     7010031       Staten Island        NY             10302
    33     7010029       Central Islip        NY             11722
    34     7010036       Deer Park            NY             11729
    35     7010030       Hempstead            NY             11550
    36     7010038       Greenvale            NY             11548
    37     7010034       Freeport             NY             11520
    38     7009687       Patchogue            NY             11772
    39     7010033       Huntington           NY             11746
                         Station
    40     7010037       Amityville           NY             11701
    41     7010028       Westbury             NY             11590
    42     7010027       Commack              NY             11725
    43     7010032       Bay Shore            NY             11706
    44     7010035       Farmingdale          NY             11735
------------------------------------------------------------------------
    45     7010607       Melville             NY             11747
    46     7010007       Plano                TX             75075
    47     7011128       Peabody              MA             01960
    48     7010072       Silverdale           WA             98383

                                      A-1

            MORTGAGE    MORTGAGE    LOAN
  CONTOL      LOAN       LOAN       GROUP
  NUMBER     NUMBER     SELLER      NUMBER         LOAN / PROPERTY NAME                       PROPERTY ADDRESS
--------------------------------------------------------------------------------------------------------------------------

    49     7010290        CGM          1      Nantucket Storage Center               6 Sun Island Road
--------------------------------------------------------------------------------------------------------------------------
                                              South Towne Mall/Skyline Point
                                              Apartments
    51     7009532        CGM          1      South Towne Mall                       2305-2355 West Broadway
    52     7009531        CGM          1      Skyline Point Apartments               124 Capitol View Terrace
--------------------------------------------------------------------------------------------------------------------------
    54     7011504        CGM          2      Ashley Park Apartments                 1100 David Street

    56     7010648        CGM          1      Clackamas Square                       11370 -11390 Southeast 82nd Avenue
    57     7011100        CGM          1      Terracotta Business Park               5575-5601 South Semoran Boulevard
    59     7009828        CGM          1      Bloomfield Self Storage                211 Grove Street
    60     7008471        CGM          1      Shoppes at Fontana                     16055-16075 Foothill Boulevard
    61     7009489        CGM          1      Storage USA-Merrick Blvd               122-20 Merrick Blvd
    62     7009613        CGM          1      Gulf Plaza                             16010 Barker's Point Lane
    63     7010992        CGM          1      Townley Business Park                  8804, 8826, 8836 North 23rd Avenue
    64     7010048        CGM          2      Newport Commons Apartments             327 North Oak Street
    66     7009797        CGM          1      The Lofts at Brookfield Hills          1240-1260, 1270-1280 and 1265 Club
                                                                                     Circle
    67     7010604        CGM          1      West Village Commons                   5366 Ehrlich Road
    69     7009621        CGM          1      The Marketplace of Warsaw              2884 Frontage Road
    70     7009988        CGM          1      H Street Connection                    901 H Street, Northeast
    71     7010061        CGM          1      Station Holdings                       27-295 East Fifth Avenue & 449
                                                                                     Willamette Street
    72     7010809        CGM          1      Hoffman Estates                        2775 West Bode Road

    73     7011603        CGM          1      Marriott Courtyard Hotel               3050 Northwest Stucki Place
    74     7011230        CGM          1      Valley Centre                          9901 East Valley Ranch Parkway
    75     7009721        CGM          1      Regency Square                         12000-12090 Princeton Drive
    76     7010460        CGM          1      Best Western Agate Beach Inn           3019 North Coast Highway
    77     7010440        CGM          1      Kerney Spectrum Retail Center          9211 Clairemont Mesa Boulevard and
                                                                                     5285 Overland Avenue
    78     7009948        CGM          1      1611 Ellsworth Industrial Boulevard    1611 Ellsworth Industrial Boulevard
    79     7010248        CGM          1      Pinewood Plaza Office Building         1919 Commerce Drive
    80     7010211        CGM          1      Gillespie Field Business Park-Lots     1870, 1890 & 1920 Cordell Court
                                              19, 20 & 21
    81     7011097        CGM          2      Quaker Towers                          337 Cowesett Avenue
    82     7010924        CGM          1      Chico Mobile Country Club              1901 Dayton Road
    83     7009903        CGM          1      Edenton Village                        1316 North Broad Street
    84     7010320        CGM          1      Cantera Commons Shopping Center        28341-61 Diehl Road
    85     7010679        CGM          1      Fairfield Inn                          4760 Euclid Road
    86     7009638        CGM          1      Park Place Office Building             6700 and 6703 Odyssey Drive
    87     7010124        CGM          1      Preston North Financial Center         18333 Preston Road
    88     7010167        CGM          2      Bard Townhouses Phase II               100 Bard Drive
    89     7010966        CGM          1      Wenatchee Top Foods                    10 Grant Road
    90     7010744        CGM          1      84 October Hill Road, Building 7       84 October Hill Road
    91     7010691        CGM          1      Borders Books and Music                476 Boston Turnpike
    92     7011635        CGM          1      1400 16th Street                       1400 16th Street, NW
    94     7009332        CGM          1      2500 Marcus Avenue                     2500 Marcus Avenue
    95     7009810        CGM          2      Pebble Cove                            5101 O'Bannon Drive
    96     7009769        CGM          1      Eastland Plaza                         2561-2599 South Hamilton Road
    97     7010208        CGM          1      Gateway Center Office                  800 West Valley Parkway
    99     7009602        CGM          1      Mattydale Shopping Center              2803 Brewerton Road
   100     7010234        CGM          1      79 County Avenue                       79 County Avenue
   101     7009996        CGM          1      Bay Ridge Plaza                        121 Hillsmere Drive
   102     7010828        CGM          2      Hoodview Apartments                    1320 Wales Drive
   103     7008551        CGM          2      Oak Knoll Apartments                   133 Colonial Drive
   104     7009486        CGM          1      Pine Tree Plaza Onalaska               2928 Market Place

            MORTGAGE
  CONTOL      LOAN
  NUMBER     NUMBER           CITY           STATE          ZIP CODE
-------------------------------------------------------------------------

    49     7010290      Nantucket            MA             02554
-----------------------------------------------------------------------

    51     7009532      Monona               WI             53713
    52     7009531      Madison              WI             53713
-----------------------------------------------------------------------
    54     7011504      North Myrtle         SC             29582
                        Beach
    56     7010648      Portland             OR             97266
    57     7011100      Orlando              FL             32822
    59     7009828      Bloomfield           NJ             07003
    60     7008471      Fontana              CA             92335
    61     7009489      Jamaica              NY             11434
    62     7009613      Houston              TX             77079
    63     7010992      Phoenix              AZ             85021
    64     7010048      Liditz               PA             17543
    66     7009797      Brookfield           WI             53005

    67     7010604      Tampa                FL             33624
    69     7009621      Warsaw               IN             46580
    70     7009988      Washington           DC             20002
    71     7010061      Eugene               OR             97401

    72     7010809      Hoffman              IL             60194
                        Estates
    73     7011603      Hillsboro            OR             97124
    74     7011230      Irving               TX             75063
    75     7009721      Huntley              IL             60142
    76     7010460      Newport              OR             97365
    77     7010440      San Diego            CA             92123

    78     7009948      Atlanta              GA             30318
    79     7010248      Hampton              VA             23666
    80     7010211      El Cajon             CA             92020

    81     7011097      West Warwick         RI             02893
    82     7010924      Chico                CA             95928
    83     7009903      Edenton              NC             27932
    84     7010320      Warrenville          IL             60555
    85     7010679      Virginia Beach       VA             23462
    86     7009638      Huntsville           AL             35806
    87     7010124      Dallas               TX             75252
    88     7010167      Shippensburg         PA             17257
    89     7010966      East Wenatchee       WA             98802
    90     7010744      Holliston            MA             01746
    91     7010691      Shrewsbury           MA             01545
    92     7011635      Washington           DC             20036
    94     7009332      Lake Success         NY             11042
    95     7009810      Las Vegas            NV             89146
    96     7009769      Columbus             OH             43232
    97     7010208      Escondido            CA             92025
    99     7009602      Mattydale            NY             13211
   100     7010234      Secaucus             NJ             07094
   101     7009996      Annapolis            MD             21403
   102     7010828      Killeen              TX             76549
   103     7008551      Wilder               VT             05001
   104     7009486      Onalaska             WI             54650

                                      A-2

                                                                         CUT-OFF         CROSS
          MORTGAGE   MORTGAGE  LOAN                                       DATE       COLLATERALIZED           MASTER
 CONTOL    LOAN       LOAN     GROUP                                    PRINCIPAL      (MORTGAGE    MORTGAGE SERVICING
 NUMBER   NUMBER     SELLER    NUMBER         LOAN / PROPERTY NAME       BALANCE       LOAN GROUP)    RATE    FEE RATE
------------------------------------------------------------------------------------------------------------------------

    1     7009300      CGM        1     Artery Plaza                     51,650,000.00      No       6.4300%   0.0400%

    2     7009609      CGM        1     River Plaza Shopping Center      43,500,000.00      No       5.7800%   0.0400%

    3     7008786      CGM        1     Nordahl Marketplace              41,745,503.84      No       5.5920%   0.0400%
------------------------------------------------------------------------------------------------------------------------
                                        California Office Portfolio
    4     7009892      CGM        1     Pacific Pointe Corporate Centre  12,514,838.00   Yes (C1)    5.0750%   0.0400%
    5     7009891      CGM        1     Orchard Technology Park          12,246,662.91   Yes (C1)    5.0750%   0.0400%
    6     7009890      CGM        1     Spectrum Pointe Office           10,627,679.85   Yes (C1)    5.0750%   0.0400%
------------------------------------------------------------------------------------------------------------------------
    7     7010465      CGM        1     400 SW 6th Avenue                25,479,292.73      No       5.8160%   0.0400%
    8     7008193      CGM        1     Wilkes-Barre Commons             23,133,584.75      No       5.9525%   0.0400%
    9     7009515      CGM        1     Bay Harbor Apartments            23,000,000.00      No       5.5000%   0.0400%
   10     7010357      CGM        1     Williamsburg Shopping Center     22,000,000.00      No       5.5650%   0.0400%

   11     7011196      CGM        1     Village West Shopping Center     21,550,000.00      No       5.5000%   0.0700%

   13     7011416      CGM        1     499 Seventh Avenue               20,000,000.00      No       4.9200%   0.0400%
   14     7011000      CGM        1     Arena Towers                     19,920,000.00      No       5.6500%   0.0400%

   15     7011177      CGM        1     Dadeland Towers                  19,725,000.00      No       5.5400%   0.0700%

   16     7009668      CGM        1     Lanes Mill Marketplace           19,486,969.28      No       5.8200%   0.0400%
   17     7010121      CGM        1     One American Place               19,000,000.00      No       5.0800%   0.0400%
   18     7010114      CGM        2     Channel Islands Village          18,414,027.23      No       5.8800%   0.0400%
------------------------------------------------------------------------------------------------------------------------
                                        Region Center/Denver
                                        Distribution Center
   19     7011397      CGM        1     Region Center                    10,107,500.00   Yes (C2)    5.4200%   0.1000%
   20     7011378      CGM        1     Denver Distribution Center       7,640,000.00    Yes (C2)    5.3800%   0.1000%
------------------------------------------------------------------------------------------------------------------------
   21     7010817      CGM        1     Wedgewood Plaza                  17,150,447.68      No       5.5700%   0.0400%
   22     7010773      CGM        2     Aspen Ridge Apartments           16,728,113.09      No       5.3000%   0.0400%
   23     7010777      CGM        2     Hills of Aberdeen Apartments     16,500,000.00      No       5.4500%   0.0400%

   24     7010987      CGM        1     Ceres Group Building             16,481,939.81      No       5.5000%   0.0400%

   26     7009758      CGM        1     Desert Sky Esplanade             15,300,000.00      No       6.1000%   0.0400%

   27     7009882      CGM        1     DEA Santa Ana                    15,147,502.68      No       6.3410%   0.0400%
   29     7010818      CGM        1     Concourse Village Shopping       14,720,302.93      No       5.5700%   0.0400%
                                        Center
   30     7010385      CGM        2     Cape House II                    14,429,821.83      No       5.7000%   0.0400%
   31     7011098      CGM        1     InterAmerican Plaza              14,000,000.00      No       5.6100%   0.1000%

------------------------------------------------------------------------------------------------------------------------
                                        KFC Portfolio
   32     7010031      CGM        1     KFC - Staten Island, NY          1,674,762.80    Yes (C3)    6.3800%   0.0400%
   33     7010029      CGM        1     KFC - Central Islip, NY          1,394,395.12    Yes (C3)    6.3800%   0.0400%
   34     7010036      CGM        1     KFC - Deer Park, NY              1,004,857.68    Yes (C3)    6.3800%   0.0400%
   35     7010030      CGM        1     KFC - Hempstead, NY                987,489.73    Yes (C3)    6.3800%   0.0400%
   36     7010038      CGM        1     KFC - Greenvale, NY                986,249.18    Yes (C3)    6.3800%   0.0400%
   37     7010034      CGM        1     KFC - Freeport, NY                 925,709.62    Yes (C3)    6.3800%   0.0400%
   38     7009687      CGM        1     KFC - Patchogue, NY                874,598.37    Yes (C3)    6.3800%   0.0400%
   39     7010033      CGM        1     KFC - Huntington, NY               874,598.37    Yes (C3)    6.3800%   0.0400%
   40     7010037      CGM        1     KFC - Amityville, NY               874,598.37    Yes (C3)    6.3800%   0.0400%
   41     7010028      CGM        1     KFC - Westbury, NY                 791,976.75    Yes (C3)    6.3800%   0.0400%
   42     7010027      CGM        1     KFC - Commack, NY                  725,730.56    Yes (C3)    6.3800%   0.0400%
   43     7010032      CGM        1     KFC - Bayshore, NY                 657,995.70    Yes (C3)    6.3800%   0.0400%
   44     7010035      CGM        1     KFC - Farmingdale, NY              632,688.18    Yes (C3)    6.3800%   0.0400%
------------------------------------------------------------------------------------------------------------------------
   45     7010607      CGM        1     532 Broad Hollow Road            12,000,000.00      No       5.7800%   0.0400%

   46     7010007      CGM        1     Village at Collin Creek          11,250,534.87      No       6.1400%   0.1000%
   47     7011128      CGM        1     Orthopaedic Specialty Center     10,558,176.36      No       5.4500%   0.0400%
   48     7010072      CGM        1     Silverdale Shopping Center       10,262,912.12      No       6.0920%   0.0400%

                                                       INTEREST
                                         ADDITIONAL    RESERVE
          MORTGAGE      ARD               INTEREST     MORTGAGE
 CONTOL    LOAN         LOAN             RATE AFTER      LOAN
 NUMBER   NUMBER      (YES/NO)?  ARD        ARD        (YES/NO)?     LOAN TYPE
----------------------------------------------------------------------------------

    1     7009300                                         Yes         Partial
                                                                    IO/Balloon
    2     7009609                                         Yes         Partial
                                                                    IO/Balloon
    3     7008786                                         Yes         Balloon
----------------------------------------------------------------------------------

    4     7009892                                         Yes         Balloon
    5     7009891                                         Yes         Balloon
    6     7009890                                         Yes         Balloon
----------------------------------------------------------------------------------
    7     7010465                                         Yes         Balloon
    8     7008193                                         Yes         Balloon
    9     7009515                                         Yes      Interest Only
   10     7010357                                         Yes         Partial
                                                                    IO/Balloon
   11     7011196                                         Yes         Partial
                                                                    IO/Balloon
   13     7011416                                         Yes      Interest Only
   14     7011000                                         Yes         Partial
                                                                    IO/Balloon
   15     7011177                                         Yes         Partial
                                                                    IO/Balloon
   16     7009668                                         Yes         Balloon
   17     7010121                                         Yes      Interest Only
   18     7010114                                         Yes         Balloon
----------------------------------------------------------------------------------

   19     7011397       Yes    10/11/09    10.4200%       Yes         IO/ARD
   20     7011378       Yes    10/11/09    10.3800%       Yes         IO/ARD
----------------------------------------------------------------------------------
   21     7010817                                         Yes         Balloon
   22     7010773                                         Yes         Balloon
   23     7010777                                         Yes         Partial
                                                                    IO/Balloon
   24     7010987       Yes    11/11/11     2% plus       Yes           ARD
                                         initial rate
   26     7009758                                         Yes         Partial
                                                                    IO/Balloon
   27     7009882                                         Yes         Balloon
   29     7010818                                         Yes         Balloon

   30     7010385                                         Yes         Balloon
   31     7011098                                         Yes         Partial
                                                                    IO/Balloon
----------------------------------------------------------------------------------

   32     7010031                                         Yes         Balloon
   33     7010029                                         Yes         Balloon
   34     7010036                                         Yes         Balloon
   35     7010030                                         Yes         Balloon
   36     7010038                                         Yes         Balloon
   37     7010034                                         Yes         Balloon
   38     7009687                                         Yes         Balloon
   39     7010033                                         Yes         Balloon
   40     7010037                                         Yes         Balloon
   41     7010028                                         Yes         Balloon
   42     7010027                                         Yes         Balloon
   43     7010032                                         Yes         Balloon
   44     7010035                                         Yes         Balloon
----------------------------------------------------------------------------------
   45     7010607                                         Yes         Partial
                                                                    IO/Balloon
   46     7010007                                         Yes         Balloon
   47     7011128                                         Yes         Balloon
   48     7010072       Yes    08/11/14   The greater     Yes           ARD
                                          of 2% + existing
                                          rate or 3% over
                                          treasuries

                                      A-3

                                                                         CUT-OFF         CROSS
          MORTGAGE   MORTGAGE  LOAN                                       DATE       COLLATERALIZED           MASTER
 CONTOL    LOAN       LOAN     GROUP                                    PRINCIPAL      (MORTGAGE    MORTGAGE SERVICING
 NUMBER   NUMBER     SELLER    NUMBER         LOAN / PROPERTY NAME       BALANCE       LOAN GROUP)    RATE    FEE RATE
--------------------------------------------------------------------------------------------------------------------------

   49     7010290      CGM        1     Nantucket Storage Center         9,962,997.62       No       5.9700%   0.0400%
--------------------------------------------------------------------------------------------------------------------------
                                        South Towne Mall/Skyline Point
                                        Apartments
   51     7009532      CGM        1     South Towne Mall                 5,601,394.40    Yes (C4)    6.3200%   0.0400%
   52     7009531      CGM        1     Skyline Point Apartments         4,141,277.14    Yes (C4)    6.0200%   0.0400%
--------------------------------------------------------------------------------------------------------------------------
   54     7011504      CGM        2     Ashley Park Apartments           9,269,804.24       No       5.4800%   0.0400%
   56     7010648      CGM        1     Clackamas Square                 9,000,000.00       No       5.9500%   0.1000%

   57     7011100      CGM        1     Terracotta Business Park         8,972,439.62       No       5.6300%   0.1000%
   59     7009828      CGM        1     Bloomfield Self Storage          8,856,051.08       No       5.6100%   0.0400%
   60     7008471      CGM        1     Shoppes at Fontana               8,809,985.32       No       6.0000%   0.1000%
   61     7009489      CGM        1     Storage USA-Merrick Blvd         8,731,668.30       No       5.6100%   0.0400%
   62     7009613      CGM        1     Gulf Plaza                       8,325,000.00       No       5.2800%   0.1000%

   63     7010992      CGM        1     Townley Business Park            8,267,620.30       No       5.7300%   0.1000%
   64     7010048      CGM        2     Newport Commons Apartments       8,100,000.00       No       6.0900%   0.0700%

   66     7009797      CGM        1     The Lofts at Brookfield Hills    7,800,000.00       No       5.1400%   0.0400%

   67     7010604      CGM        1     West Village Commons             7,573,049.72       No       6.1600%   0.0800%
   69     7009621      CGM        1     The Marketplace of Warsaw        7,417,312.11       No       6.1300%   0.0400%
   70     7009988      CGM        1     H Street Connection              7,211,919.31       No       6.2400%   0.0400%
   71     7010061      CGM        1     Station Holdings                 6,956,553.30       No       5.4500%   0.1000%
   72     7010809      CGM        1     Hoffman Estates                  6,956,000.00       No       5.4800%   0.0400%

   73     7011603      CGM        1     Marriott Courtyard Hotel         6,800,000.00       No       6.4000%   0.0400%
   74     7011230      CGM        1     Valley Centre                    6,300,000.00       No       5.4400%   0.0400%

   75     7009721      CGM        1     Regency Square                   6,023,516.48       No       6.1400%   0.0600%
   76     7010460      CGM        1     Best Western Agate Beach Inn     5,991,579.05       No       6.1800%   0.1000%
   77     7010440      CGM        1     Kerney Spectrum Retail Center    5,983,031.10       No       6.0100%   0.1000%
   78     7009948      CGM        1     1611 Ellsworth Industrial        5,971,220.27       No       5.7400%   0.1000%
                                        Boulevard
   79     7010248      CGM        1     Pinewood Plaza Office Building   5,767,000.00       No       6.2000%   0.0700%

   80     7010211      CGM        1     Gillespie Field Business         5,721,571.75       No       5.4000%   0.0400%
                                        Park-Lots 19, 20 & 21
   81     7011097      CGM        2     Quaker Towers                    5,700,486.48       No       5.1000%   0.0400%
   82     7010924      CGM        1     Chico Mobile Country Club        5,633,645.75       No       5.9000%   0.0400%
   83     7009903      CGM        1     Edenton Village                  5,595,740.57       No       6.2000%   0.0400%
   84     7010320      CGM        1     Cantera Commons Shopping Center  5,573,619.16       No       5.8200%   0.0800%
   85     7010679      CGM        1     Fairfield Inn                    5,416,891.41       No       6.6200%   0.0400%
   86     7009638      CGM        1     Park Place Office Building       5,326,635.08       No       6.1500%   0.0900%
   87     7010124      CGM        1     Preston North Financial Center   5,250,000.00       No       5.6800%   0.0400%

   88     7010167      CGM        2     Bard Townhouses Phase II         5,239,875.91       No       5.7600%   0.0400%
   89     7010966      CGM        1     Wenatchee Top Foods              5,190,060.18       No       5.8000%   0.1000%

   90     7010744      CGM        1     84 October Hill Road, Building 7 5,184,821.30       No       5.8600%   0.0400%
   91     7010691      CGM        1     Borders Books and Music          5,031,685.25       No       6.0600%   0.0400%
   92     7011635      CGM        1     1400 16th Street                 5,000,000.00       No       5.0400%   0.0400%
   94     7009332      CGM        1     2500 Marcus Avenue               4,854,541.82       No       6.3200%   0.0400%
   95     7009810      CGM        2     Pebble Cove                      4,800,000.00       No       5.5500%   0.0400%
   96     7009769      CGM        1     Eastland Plaza                   4,537,348.57       No       6.0900%   0.1000%
   97     7010208      CGM        1     Gateway Center Office            4,481,941.75       No       5.6000%   0.0400%
   99     7009602      CGM        1     Mattydale Shopping Center        3,978,751.56       No       6.1900%   0.0400%
   100    7010234      CGM        1     79 County Avenue                 3,689,040.32       No       5.7900%   0.0400%
   101    7009996      CGM        1     Bay Ridge Plaza                  3,489,609.40       No       5.5000%   0.0400%
   102    7010828      CGM        2     Hoodview Apartments              3,489,058.66       No       5.5300%   0.0400%
   103    7008551      CGM        2     Oak Knoll Apartments             2,862,404.89       No       5.7600%   0.1000%
   104    7009486      CGM        1     Pine Tree Plaza Onalaska         2,642,457.70       No       5.9800%   0.0800%

                                                    INTEREST
                                     ADDITIONAL     RESERVE
          MORTGAGE   ARD              INTEREST      MORTGAGE
 CONTOL    LOAN      LOAN            RATE AFTER      LOAN
 NUMBER   NUMBER   (YES/NO)?  ARD       ARD        (YES/NO)?     LOAN TYPE
------------------------------------------------------------------------------

   49     7010290                                     Yes         Balloon
------------------------------------------------------------------------------
                                                                  Partial
                                                                IO/Balloon
   51     7009532                                     Yes         Balloon
   52     7009531                                     Yes         Balloon
------------------------------------------------------------------------------
   54     7011504                                     Yes         Balloon
   56     7010648                                     Yes         Partial
                                                                IO/Balloon
   57     7011100                                     Yes         Balloon
   59     7009828                                     Yes         Balloon
   60     7008471                                     Yes         Balloon
   61     7009489                                     Yes         Balloon
   62     7009613                                     Yes         Partial
                                                                IO/Balloon
   63     7010992                                     Yes         Balloon
   64     7010048                                     Yes         Partial
                                                                IO/Balloon
   66     7009797                                     Yes         Partial
                                                                IO/Balloon
   67     7010604                                     Yes         Balloon
   69     7009621                                     Yes         Balloon
   70     7009988                                     Yes         Balloon
   71     7010061                                     Yes         Balloon
   72     7010809                                     Yes         Partial
                                                                IO/Balloon
   73     7011603                                     Yes         Balloon
   74     7011230                                     Yes         Partial
                                                                IO/Balloon
   75     7009721                                     Yes         Balloon
   76     7010460                                     Yes         Balloon
   77     7010440                                     Yes         Balloon
   78     7009948                                     Yes         Balloon

   79     7010248                                     Yes         Partial
                                                                IO/Balloon
   80     7010211                                     Yes         Balloon

   81     7011097                                     Yes         Balloon
   82     7010924                                     Yes         Balloon
   83     7009903                                     Yes         Balloon
   84     7010320                                     Yes         Balloon
   85     7010679                                     Yes         Balloon
   86     7009638                                     Yes         Balloon
   87     7010124                                     Yes         Partial
                                                                IO/Balloon
   88     7010167                                     Yes         Balloon
   89     7010966   Yes    10/11/14   Greater of      Yes           ARD
                                     2% plus Rate
                                     or 3% plus
                                    annualized yield
   90     7010744                                     Yes         Balloon
   91     7010691                                     Yes         Balloon
   92     7011635                                     Yes      Interest Only
   94     7009332                                     Yes         Balloon
   95     7009810                                     Yes         Balloon
   96     7009769                                     Yes         Balloon
   97     7010208                                     Yes         Balloon
   99     7009602                                     Yes         Balloon
   100    7010234                                     Yes         Balloon
   101    7009996                                     Yes         Balloon
   102    7010828                                     Yes         Balloon
   103    7008551                                     Yes         Balloon
   104    7009486                                     Yes         Balloon

                                      A-4

                                                                                                      PERIODIC    ORIGINAL
                                                                                                     PAYMENT ON   TERM TO
           MORTGAGE   MORTGAGE   LOAN                                                    SCHEDULED   FIRST DUE   MATURITY
  CONTROL    LOAN      LOAN      GROUP                                       GRACE       MATURITY    DATE AFTER   / ARD
  NUMBER    NUMBER    SELLER     NUMBER        LOAN / PROPERTY NAME          PERIOD        DATE       CLOSING    (MONTHS)
---------------------------------------------------------------------------------------------------------------------------

    1      7009300      CGM        1     Artery Plaza                          0        07/11/19     285,983.18    180
    2      7009609      CGM        1     River Plaza Shopping Center           0        09/11/14     216,509.17    120
    3      7008786      CGM        1     Nordahl Marketplace                   0        06/11/14     240,901.34    120
---------------------------------------------------------------------------------------------------------------------------
                                         California Office Portfolio
    4      7009892      CGM        1     Pacific Pointe Corporate Centre       0        06/11/14      68,218.24    120
    5      7009891      CGM        1     Orchard Technology Park               0        06/11/14      66,756.42    120
    6      7009890      CGM        1     Spectrum Pointe Office                0        06/11/14      57,931.37    120
---------------------------------------------------------------------------------------------------------------------------
    7      7010465      CGM        1     400 SW 6th Avenue                     0        07/11/14     150,469.72    120
    8      7008193      CGM        1     Wilkes-Barre Commons                  0        09/11/14     138,388.02    120
    9      7009515      CGM        1     Bay Harbor Apartments                 0        09/11/09     108,930.56     60

    10     7010357      CGM        1     Williamsburg Shopping Center          0        09/11/14     105,425.83    120
    11     7011196      CGM        1     Village West Shopping Center          0        10/11/14     102,063.19    120
    13     7011416      CGM        1     499 Seventh Avenue                    5        11/11/14      84,733.33    120

    14     7011000      CGM        1     Arena Towers                          0        12/11/14      96,916.33    120
    15     7011177      CGM        1     Dadeland Towers                       0        12/11/14      94,099.21    120
    16     7009668      CGM        1     Lanes Mill Marketplace                0        06/11/14     115,253.35    120
    17     7010121      CGM        1     One American Place                    0        12/11/09      83,114.44     60

    18     7010114      CGM        2     Channel Islands Village               0        07/11/14     109,493.61    120
---------------------------------------------------------------------------------------------------------------------------
                                         Region Center/Denver Distribution
                                         Center
    19     7011397      CGM        1     Region Center                         0        10/11/34      47,173.95     61

    20     7011378      CGM        1     Denver Distribution Center            0        10/11/34      35,394.42     60

---------------------------------------------------------------------------------------------------------------------------
    21     7010817      CGM        1     Wedgewood Plaza                       0        08/11/14      98,530.89    120
    22     7010773      CGM        2     Aspen Ridge Apartments                0        08/11/09      93,291.18     60
    23     7010777      CGM        2     Hills of Aberdeen Apartments          0        10/11/14      77,435.42    120
    24     7010987      CGM        1     Ceres Group Building                  0        11/11/34      93,685.19     84
    26     7009758      CGM        1     Desert Sky Esplanade                  0        07/11/19      80,367.50    180
    27     7009882      CGM        1     DEA Santa Ana                         0        07/11/19     112,645.02    180
    29     7010818      CGM        1     Concourse Village Shopping            0        08/11/14      84,569.49    120
                                         Center
    30     7010385      CGM        2     Cape House II                         5        07/01/14      84,158.06    120
    31     7011098      CGM        1     InterAmerican Plaza                   0        09/11/14      67,631.67    120
---------------------------------------------------------------------------------------------------------------------------
                                         KFC Portfolio
    32     7010031      CGM        1     KFC - Staten Island, NY               0        05/11/14      10,933.55    120
    33     7010029      CGM        1     KFC - Central Islip, NY               0        05/11/14       9,103.19    120
    34     7010036      CGM        1     KFC - Deer Park, NY                   0        05/11/14       6,560.13    120
    35     7010030      CGM        1     KFC - Hempstead, NY                   0        05/11/14       6,446.75    120
    36     7010038      CGM        1     KFC - Greenvale, NY                   0        05/11/14       6,438.65    120
    37     7010034      CGM        1     KFC - Freeport, NY                    0        05/11/14       6,043.42    120
    38     7009687      CGM        1     KFC - Patchogue, NY                   0        05/11/14       5,709.74    120
    39     7010033      CGM        1     KFC - Huntington, NY                  0        05/11/14       5,709.74    120
    40     7010037      CGM        1     KFC - Amityville, NY                  0        05/11/14       5,709.74    120
    41     7010028      CGM        1     KFC - Westbury, NY                    0        05/11/14       5,170.35    120
    42     7010027      CGM        1     KFC - Commack, NY                     0        05/11/14       4,737.87    120
    43     7010032      CGM        1     KFC - Bayshore, NY                    0        05/11/14       4,295.67    120
    44     7010035      CGM        1     KFC - Farmingdale, NY                 0        05/11/14       4,130.45    120
---------------------------------------------------------------------------------------------------------------------------
    45     7010607      CGM        1     532 Broad Hollow Road                 0        09/11/14      59,726.67    120
    46     7010007      CGM        1     Village at Collin Creek               0        07/11/14      68,769.64    120
    47     7011128      CGM        1     Orthopaedic Specialty Center          0        10/11/14      59,740.59    120
    48     7010072      CGM        1     Silverdale Shopping Center            0        08/11/34      62,364.25    120

                       STATED    REMAINING
                      ORIGINAL    TERM TO       STATED
           MORTGAGE AMORTIZATION MATURITY /    REMAINING     DEFEASANCE
  CONTROL    LOAN       TERM        ARD       AMORTIZATION      LOAN
  NUMBER    NUMBER    (MONTHS)    (MONTHS)    TERM (MONTHS)   (YES/NO)?
------------------------------------------------------------------------

    1      7009300      360         175           360           Yes
    2      7009609      360         117           360           Yes
    3      7008786      360         114           354           Yes
------------------------------------------------------------------------

    4      7009892      360         114           354           Yes
    5      7009891      360         114           354           Yes
    6      7009890      360         114           354           Yes
------------------------------------------------------------------------
    7      7010465      360         115           355           Yes
    8      7008193      360         117           357           Yes
    9      7009515   Interest       57       Interest Only      Yes
                       Only
    10     7010357      360         117           360           Yes
    11     7011196      360         118           360           Yes
    13     7011416   Interest       119      Interest Only      Yes
                       Only
    14     7011000      360         120           360           No
    15     7011177      360         120           360           Yes
    16     7009668      360         114           354           Yes
    17     7010121   Interest       60       Interest Only      Yes
                       Only
    18     7010114      360         115           355           Yes
-----------------------------------------------------------------------

    19     7011397   Interest       58       Interest Only      Yes
                       Only
    20     7011378   Interest       58       Interest Only      Yes
                       Only
------------------------------------------------------------------------
    21     7010817      360         116           356           Yes
    22     7010773      360         56            356           Yes
    23     7010777      360         118           360           Yes
    24     7010987      360         83            359           Yes
    26     7009758      360         175           360           Yes
    27     7009882      240         175           235           Yes
    29     7010818      360         116           356           Yes

    30     7010385      360         115           355           Yes
    31     7011098      360         117           360           Yes
------------------------------------------------------------------------

    32     7010031      324         113           317           Yes
    33     7010029      324         113           317           Yes
    34     7010036      324         113           317           Yes
    35     7010030      324         113           317           Yes
    36     7010038      324         113           317           Yes
    37     7010034      324         113           317           Yes
    38     7009687      324         113           317           Yes
    39     7010033      324         113           317           Yes
    40     7010037      324         113           317           Yes
    41     7010028      324         113           317           Yes
    42     7010027      324         113           317           Yes
    43     7010032      324         113           317           Yes
    44     7010035      324         113           317           Yes
------------------------------------------------------------------------
    45     7010607      360         117           360           Yes
    46     7010007      360         115           355           Yes
    47     7011128      360         118           358           Yes
    48     7010072      360         116           356           Yes

                                      A-5

                                                                                                      PERIODIC    ORIGINAL
                                                                                                     PAYMENT ON   TERM TO
           MORTGAGE   MORTGAGE   LOAN                                                    SCHEDULED   FIRST DUE   MATURITY
  CONTROL    LOAN      LOAN      GROUP                                       GRACE       MATURITY    DATE AFTER   / ARD
  NUMBER    NUMBER    SELLER     NUMBER        LOAN / PROPERTY NAME          PERIOD        DATE       CLOSING    (MONTHS)
---------------------------------------------------------------------------------------------------------------------------

    49     7010290     CGM         1     Nantucket Storage Center              0        08/11/14      59,762.31    120
---------------------------------------------------------------------------------------------------------------------------
                                         South Towne Mall/Skyline Point
                                         Apartments
    51     7009532      CGM        1     South Towne Mall                      0        07/11/14      34,890.59    120
    52     7009531      CGM        1     Skyline Point Apartments              0        07/11/14      24,994.82    120
---------------------------------------------------------------------------------------------------------------------------
    54     7011504      CGM        2     Ashley Park Apartments                0        11/11/14      52,574.43    120
    56     7010648      CGM        1     Clackamas Square                      0        08/11/14      46,112.50    120
    57     7011100      CGM        1     Terracotta Business Park              0        09/11/14      51,837.49    120
    59     7009828      CGM        1     Bloomfield Self Storage               0        07/11/09      51,149.16     60
    60     7008471      CGM        1     Shoppes at Fontana                    0        07/11/14      53,060.22    120
    61     7009489      CGM        1     Storage USA-Merrick Blvd              0        07/11/09      50,430.78     60
    62     7009613      CGM        1     Gulf Plaza                            0        04/11/14      37,851.00    120
    63     7010992      CGM        1     Townley Business Park                 0        08/11/09      48,331.15     60
    64     7010048      CGM        2     Newport Commons Apartments            0        09/11/14      42,477.75    120
    66     7009797      CGM        1     The Lofts at Brookfield Hills         0        11/11/14      34,523.67    120
    67     7010604      CGM        1     West Village Commons                  0        08/11/14      46,350.56    120
    69     7009621      CGM        1     The Marketplace of Warsaw             0        07/11/14      45,291.08    120
    70     7009988      CGM        1     H Street Connection                   0        06/11/14      44,592.35    120
    71     7010061      CGM        1     Station Holdings                      0        06/11/14      39,657.44    120
    72     7010809      CGM        1     Hoffman Estates                       0        08/11/09      32,644.89     60
    73     7011603      CGM        1     Marriott Courtyard Hotel              0        12/11/14      45,490.09    120
    74     7011230      CGM        1     Valley Centre                         0        10/11/14      29,512.00    120
    75     7009721      CGM        1     Regency Square                        0        07/11/14      36,819.14    120
    76     7010460      CGM        1     Best Western Agate Beach Inn          0        11/11/14      39,320.95    120
    77     7010440      CGM        1     Kerney Spectrum Retail Center         0        09/11/14      36,011.62    120
    78     7009948      CGM        1     1611 Ellsworth Industrial             0        07/11/14      34,976.26    120
                                         Boulevard
    79     7010248      CGM        1     Pinewood Plaza Office Building        0        07/11/14      30,789.37    120
    80     7010211      CGM        1     Gillespie Field Business              0        09/11/14      32,231.87    120
                                         Park-Lots 19, 20 & 21
    81     7011097      CGM        2     Quaker Towers                         0        09/11/09      31,056.73     60
    82     7010924      CGM        1     Chico Mobile Country Club             0        09/11/14      33,512.21    120
    83     7009903      CGM        1     Edenton Village                       0        07/11/14      34,420.76    120
    84     7010320      CGM        1     Cantera Commons Shopping Center       0        07/11/14      32,929.53    120
    85     7010679      CGM        1     Fairfield Inn                         0        11/11/14      37,030.99    120
    86     7009638      CGM        1     Park Place Office Building            0        07/11/14      32,593.71    120
    87     7010124      CGM        1     Preston North Financial Center        0        06/11/11      25,678.33     84
    88     7010167      CGM        2     Bard Townhouses Phase II              0        10/11/14      30,670.93    120
    89     7010966      CGM        1     Wenatchee Top Foods                   0        10/11/34      30,511.16    120
    90     7010744      CGM        1     84 October Hill Road, Building        0        09/11/14      30,710.13    120
                                         7
    91     7010691      CGM        1     Borders Books and Music               0        08/11/14      30,472.38    120
    92     7011635      CGM        1     1400 16th Street                      0        11/11/13      21,700.00    108

    94     7009332      CGM        1     2500 Marcus Avenue                    0        07/11/14      30,238.51    120
    95     7009810      CGM        2     Pebble Cove                           0        12/11/14      27,404.64    120
    96     7009769      CGM        1     Eastland Plaza                        0        09/11/14      27,543.38    120
    97     7010208      CGM        1     Gateway Center Office                 0        08/11/14      25,833.55    120
    99     7009602      CGM        1     Mattydale Shopping Center             0        06/11/14      24,472.81    120
   100     7010234      CGM        1     79 County Avenue                      0        09/11/14      21,686.31    120
   101     7009996      CGM        1     Bay Ridge Plaza                       0        10/11/14      21,493.06    120
   102     7010828      CGM        2     Hoodview Apartments                   0        09/11/14      19,938.54    120
   103     7008551      CGM        2     Oak Knoll Apartments                  0        11/01/13      16,942.04    120
   104     7009486      CGM        1     Pine Tree Plaza Onalaska              0        09/11/14      15,854.03    120

                       STATED    REMAINING
                      ORIGINAL    TERM TO       STATED
           MORTGAGE AMORTIZATION MATURITY /    REMAINING     DEFEASANCE
  CONTROL    LOAN       TERM        ARD       AMORTIZATION      LOAN
  NUMBER    NUMBER    (MONTHS)    (MONTHS)    TERM (MONTHS)   (YES/NO)?
------------------------------------------------------------------------

    49     7010290      360         116           356           Yes
------------------------------------------------------------------------

    51     7009532      360         115           355           Yes
    52     7009531      360         115           355           Yes
------------------------------------------------------------------------
    54     7011504      360         119           359           Yes
    56     7010648      360         116           360           Yes
    57     7011100      360         117           357           Yes
    59     7009828      360         55            355           Yes
    60     7008471      360         115           355           Yes
    61     7009489      360         55            355           Yes
    62     7009613      360         112           360           Yes
    63     7010992      360         56            356           Yes
    64     7010048      360         117           360           Yes
    66     7009797      360         119           360           Yes
    67     7010604      360         116           356           Yes
    69     7009621      360         115           355           Yes
    70     7009988      360         114           354           Yes
    71     7010061      360         114           354           Yes
    72     7010809      360         56            360           Yes
    73     7011603      300         120           300           Yes
    74     7011230      360         118           360           Yes
    75     7009721      360         115           355           Yes
    76     7010460      300         119           299           Yes
    77     7010440      360         117           357           Yes
    78     7009948      360         115           355           Yes

    79     7010248      360         115           360           Yes
    80     7010211      360         117           357           Yes

    81     7011097      360         57            357           Yes
    82     7010924      360         117           357           Yes
    83     7009903      360         115           355           Yes
    84     7010320      360         115           355           Yes
    85     7010679      300         119           299           Yes
    86     7009638      360         115           355           Yes
    87     7010124      360         78            360           Yes
    88     7010167      360         118           358           Yes
    89     7010966      360         118           358           Yes
    90     7010744      360         117           357           Yes

    91     7010691      360         116           356           No
    92     7011635   Interest       107      Interest Only      Yes
                       Only
    94     7009332      360         115           355           Yes
    95     7009810      360         120           360           Yes
    96     7009769      360         117           357           Yes
    97     7010208      360         116           356           Yes
    99     7009602      360         114           354           Yes
   100     7010234      360         117           357           Yes
   101     7009996      300         118           298           Yes
   102     7010828      360         117           357           Yes
   103     7008551      360         107           347           Yes
   104     7009486      360         117           357           Yes

                                      A-6

           MORTGAGE   MORTGAGE    LOAN
CONTROL      LOAN      LOAN       GROUP                                    BORROWERS      PROPERTY   PROPERTY
NUMBER      NUMBER    SELLER     NUMBER        LOAN / PROPERTY NAME        INTEREST         SIZE     SIZE TYPE
---------------------------------------------------------------------------------------------------------------

    1      7009300      CGM        1     Artery Plaza                     Fee Simple       270,975      SF
    2      7009609      CGM        1     River Plaza Shopping Center      Fee Simple       102,577      SF
    3      7008786      CGM        1     Nordahl Marketplace              Fee Simple       164,597      SF
---------------------------------------------------------------------------------------------------------------
                                         California Office Portfolio
    4      7009892      CGM        1     Pacific Pointe Corporate Centre  Fee Simple        81,597      SF

    5      7009891      CGM        1     Orchard Technology Park          Fee Simple       101,922      SF

    6      7009890      CGM        1     Spectrum Pointe Office           Fee Simple        71,987      SF

---------------------------------------------------------------------------------------------------------------
    7      7010465      CGM        1     400 SW 6th Avenue                Fee Simple       208,374      SF
    8      7008193      CGM        1     Wilkes-Barre Commons             Fee Simple       167,050      SF
    9      7009515      CGM        1     Bay Harbor Apartments            Fee Simple           339    Units
    10     7010357      CGM        1     Williamsburg Shopping Center     Fee in part      249,184      SF
                                                                         Leasehold in
                                                                             part
    11     7011196      CGM        1     Village West Shopping Center     Fee Simple       168,915      SF
    13     7011416      CGM        1     499 Seventh Avenue               Fee Simple       169,869      SF
    14     7011000      CGM        1     Arena Towers                     Fee Simple       816,544      SF
    15     7011177      CGM        1     Dadeland Towers                  Fee Simple       241,757      SF
    16     7009668      CGM        1     Lanes Mill Marketplace           Fee Simple        69,368      SF
    17     7010121      CGM        1     One American Place               Fee Simple       332,450      SF
    18     7010114      CGM        2     Channel Islands Village          Fee Simple           214    Units
---------------------------------------------------------------------------------------------------------------

    19     7011397      CGM        1     Region Center                    Fee Simple       291,564      SF
    20     7011378      CGM        1     Denver Distribution Center       Fee Simple       210,600      SF
---------------------------------------------------------------------------------------------------------------
    21     7010817      CGM        1     Wedgewood Plaza                  Fee Simple       151,705      SF
    22     7010773      CGM        2     Aspen Ridge Apartments           Fee Simple           642    Units
    23     7010777      CGM        2     Hills of Aberdeen Apartments     Fee Simple           172    Units
    24     7010987      CGM        1     Ceres Group Building             Fee Simple       125,006      SF
    26     7009758      CGM        1     Desert Sky Esplanade             Fee Simple       160,011      SF
    27     7009882      CGM        1     DEA Santa Ana                    Fee Simple        39,905      SF
    29     7010818      CGM        1     Concourse Village Shopping       Fee Simple       128,970      SF
                                         Center
    30     7010385      CGM        2     Cape House II                    Fee Simple           239    Units
    31     7011098      CGM        1     InterAmerican Plaza              Fee Simple       163,023      SF
---------------------------------------------------------------------------------------------------------------
                                         KFC Portfolio
    32     7010031      CGM        1     KFC - Staten Island, NY          Fee Simple         2,408      SF
    33     7010029      CGM        1     KFC - Central Islip, NY          Fee Simple         2,440      SF
    34     7010036      CGM        1     KFC - Deer Park, NY              Fee Simple         1,578      SF
    35     7010030      CGM        1     KFC - Hempstead, NY              Fee Simple         2,600      SF
    36     7010038      CGM        1     KFC - Greenvale, NY              Fee Simple         2,079      SF
    37     7010034      CGM        1     KFC - Freeport, NY               Fee Simple         2,015      SF
    38     7009687      CGM        1     KFC - Patchogue, NY              Fee Simple         2,136      SF
    39     7010033      CGM        1     KFC - Huntington, NY             Fee Simple         2,204      SF
    40     7010037      CGM        1     KFC - Amityville, NY             Fee Simple         2,397      SF
    41     7010028      CGM        1     KFC - Westbury, NY               Fee Simple         2,079      SF
    42     7010027      CGM        1     KFC - Commack, NY                Fee Simple         2,054      SF
    43     7010032      CGM        1     KFC - Bayshore, NY               Fee Simple         1,608      SF
    44     7010035      CGM        1     KFC - Farmingdale, NY            Fee Simple         1,632      SF
---------------------------------------------------------------------------------------------------------------
    45     7010607      CGM        1     532 Broad Hollow Road            Fee Simple        85,446      SF
    46     7010007      CGM        1     Village at Collin Creek          Fee Simple       123,782      SF
    47     7011128      CGM        1     Orthopaedic Specialty Center      Leasehold        45,819      SF
    48     7010072      CGM        1     Silverdale Shopping Center       Fee Simple       104,002      SF

                                                           ESCROWED
                                                            ANNUAL
           MORTGAGE                                           REAL      ESCROWED
CONTROL      LOAN                                            ESTATE      ANNUAL
NUMBER      NUMBER              LOCKBOX (YES/NO)?            TAXES      INSURANCE
---------------------------------------------------------------------------------

    1      7009300    Yes, In-Place Hard                     618,087      80,072
    2      7009609    Yes, In-Place Soft; Springing Hard     136,359      90,548
    3      7008786    No                                     525,618      61,456
---------------------------------------------------------------------------------

    4      7009892    Yes, In-Place Hard, Springing Cash      92,394      13,608
                      Management
    5      7009891    Yes, In-Place Hard, Springing Cash     150,222      11,782
                      Management
    6      7009890    Yes, In-Place Hard, Springing Cash      93,831      10,955
                      Management
---------------------------------------------------------------------------------
    7      7010465    Yes, Springing Hard                    260,277      70,639
    8      7008193    Yes, Springing Hard                    260,497      84,698
    9      7009515    Yes, In-Place Soft; Springing Hard      51,039     229,055
    10     7010357    No                                      53,650           0

    11     7011196    Yes, Springing Hard                    249,269      39,907
    13     7011416    No                                           0           0
    14     7011000    No                                     808,122     238,499
    15     7011177    Yes, In-Place Hard                     452,402      84,017
    16     7009668    No                                     125,200      31,277
    17     7010121    No                                     479,856      81,509
    18     7010114    No                                      97,296      62,719
--------------------------------------------------------------------------------

    19     7011397    Yes, In-Place Hard                     122,410      83,612
    20     7011378    Yes, In-Place Hard                     106,835      41,332
--------------------------------------------------------------------------------
    21     7010817    Yes, Springing Hard                    276,100           0
    22     7010773    No                                     211,615     170,368
    23     7010777    No                                     200,313           0
    24     7010987    Yes, In-Place Hard                           0           0
    26     7009758    No                                     204,427      35,088
    27     7009882    No                                     175,703      12,000
    29     7010818    Yes, Springing Hard                    217,530           0

    30     7010385    No                                     304,007           0
    31     7011098    No                                     217,267     135,997
--------------------------------------------------------------------------------

    32     7010031    Yes, In-Place Hard                           0       1,033
    33     7010029    Yes, In-Place Hard                           0       1,033
    34     7010036    Yes, In-Place Hard                           0       1,033
    35     7010030    Yes, In-Place Hard                           0       1,033
    36     7010038    Yes, In-Place Hard                           0       1,033
    37     7010034    Yes, In-Place Hard                           0       1,033
    38     7009687    Yes, In-Place Hard                           0       1,033
    39     7010033    Yes, In-Place Hard                           0       1,033
    40     7010037    Yes, In-Place Hard                           0       1,033
    41     7010028    Yes, In-Place Hard                           0       1,033
    42     7010027    Yes, In-Place Hard                           0       1,033
    43     7010032    Yes, In-Place Hard                           0       1,033
    44     7010035    Yes, In-Place Hard                           0       1,033
--------------------------------------------------------------------------------
    45     7010607    No                                     241,667      36,559
    46     7010007    Yes, In-Place Hard                     272,370      33,491
    47     7011128    No                                     133,491      29,738
    48     7010072    No                                      92,387      20,885

                                      A-7

           MORTGAGE   MORTGAGE    LOAN
CONTROL      LOAN      LOAN       GROUP                                    BORROWERS      PROPERTY   PROPERTY
NUMBER      NUMBER    SELLER     NUMBER        LOAN / PROPERTY NAME        INTEREST         SIZE     SIZE TYPE
---------------------------------------------------------------------------------------------------------------

    49     7010290      CGM        1     Nantucket Storage Center         Fee Simple       93,873       SF
---------------------------------------------------------------------------------------------------------------
                                         South Towne Mall/Skyline Point
                                         Apartments
    51     7009532      CGM        1     South Towne Mall                 Fee Simple       102,634      SF
    52     7009531      CGM        1     Skyline Point Apartments         Fee Simple            88    Units
---------------------------------------------------------------------------------------------------------------
    54     7011504      CGM        2     Ashley Park Apartments           Fee Simple           172    Units
    56     7010648      CGM        1     Clackamas Square                 Fee Simple        74,545      SF
    57     7011100      CGM        1     Terracotta Business Park         Fee Simple       123,375      SF
    59     7009828      CGM        1     Bloomfield Self Storage          Fee Simple        82,175      SF
    60     7008471      CGM        1     Shoppes at Fontana               Fee Simple        97,547      SF
                                                                                           (Note 5)
    61     7009489      CGM        1     Storage USA-Merrick Blvd         Fee Simple        51,135      SF
    62     7009613      CGM        1     Gulf Plaza                       Fee Simple       120,651      SF
    63     7010992      CGM        1     Townley Business Park            Fee Simple       121,519      SF
    64     7010048      CGM        2     Newport Commons Apartments       Fee Simple           102    Units
    66     7009797      CGM        1     The Lofts at Brookfield Hills    Fee Simple            64    Units
    67     7010604      CGM        1     West Village Commons             Fee Simple       100,538      SF
    69     7009621      CGM        1     The Marketplace of Warsaw        Fee Simple       183,482      SF
    70     7009988      CGM        1     H Street Connection              Fee Simple        37,991      SF
    71     7010061      CGM        1     Station Holdings                 Fee Simple        76,359      SF
    72     7010809      CGM        1     Hoffman Estates                  Fee Simple       108,700      SF
    73     7011603      CGM        1     Marriott Courtyard Hotel         Fee Simple           155    Rooms
    74     7011230      CGM        1     Valley Centre                    Fee Simple        74,378      SF
    75     7009721      CGM        1     Regency Square                   Fee Simple        23,741      SF
    76     7010460      CGM        1     Best Western Agate Beach Inn     Fee Simple           148    Rooms
    77     7010440      CGM        1     Kerney Spectrum Retail Center    Fee Simple        15,259      SF
    78     7009948      CGM        1     1611 Ellsworth Industrial        Fee Simple       201,717      SF
                                         Boulevard
    79     7010248      CGM        1     Pinewood Plaza Office Building   Fee Simple        70,266      SF
    80     7010211      CGM        1     Gillespie Field Business          Leasehold        69,447      SF
                                         Park-Lots 19, 20 & 21
    81     7011097      CGM        2     Quaker Towers                    Fee Simple           128    Units
    82     7010924      CGM        1     Chico Mobile Country Club        Fee Simple           178    Units
    83     7009903      CGM        1     Edenton Village                  Fee Simple       105,900      SF
    84     7010320      CGM        1     Cantera Commons Shopping Center  Fee Simple        17,855      SF
    85     7010679      CGM        1     Fairfield Inn                    Fee Simple           133    Rooms
    86     7009638      CGM        1     Park Place Office Building        Leasehold        76,784      SF
    87     7010124      CGM        1     Preston North Financial Center   Fee Simple        82,199      SF
    88     7010167      CGM        2     Bard Townhouses Phase II         Fee Simple            66    Units
    89     7010966      CGM        1     Wenatchee Top Foods              Fee Simple        63,527      SF
    90     7010744      CGM        1     84 October Hill Road, Building   Fee Simple       113,661      SF
                                         7
    91     7010691      CGM        1     Borders Books and Music          Fee Simple        24,500      SF
    92     7011635      CGM        1     1400 16th Street                  Leasehold       168,507      SF
    94     7009332      CGM        1     2500 Marcus Avenue               Fee Simple        61,984      SF
    95     7009810      CGM        2     Pebble Cove                      Fee Simple            90    Units
    96     7009769      CGM        1     Eastland Plaza                   Fee Simple        65,415      SF
    97     7010208      CGM        1     Gateway Center Office            Fee in part       26,239      SF
                                                                         Leasehold in
                                                                             part
    99     7009602      CGM        1     Mattydale Shopping Center         Leasehold       161,077      SF
   100     7010234      CGM        1     79 County Avenue                 Fee Simple        76,234      SF
   101     7009996      CGM        1     Bay Ridge Plaza                  Fee in part       64,309      SF
                                                                         Leasehold in
                                                                             part
   102     7010828      CGM        2     Hoodview Apartments              Fee Simple           150    Units
   103     7008551      CGM        2     Oak Knoll Apartments             Fee Simple            50    Units
   104     7009486      CGM        1     Pine Tree Plaza Onalaska         Fee Simple        26,041      SF

                                                           ESCROWED
                                                            ANNUAL
           MORTGAGE                                          REAL      ESCROWED
CONTROL      LOAN                                           ESTATE      ANNUAL
NUMBER      NUMBER             LOCKBOX (YES/NO)?             TAXES     INSURANCE
--------------------------------------------------------------------------------

    49     7010290   No                                     69,716       66,008
--------------------------------------------------------------------------------

    51     7009532   Yes, Springing Hard                     90,673      14,960
    52     7009531   No                                      49,434      16,577
--------------------------------------------------------------------------------
    54     7011504   Yes, In Place Soft                      74,474     111,544
    56     7010648   Yes, Springing Hard                    128,254      16,455
    57     7011100   Yes, Springing Hard                     65,973      50,703
    59     7009828   Yes, Springing Soft                    147,118      38,878
    60     7008471   No                                      85,687      18,644

    61     7009489   Yes, Springing Soft                     93,620      36,696
    62     7009613   Yes, Springing Hard                    252,458           0
    63     7010992   Yes, Springing Hard                    208,160      31,197
    64     7010048   Yes, Springing Hard                    108,300      24,880
    66     7009797   No                                      98,320      11,112
    67     7010604   Yes, Springing Hard                    143,901      53,252
    69     7009621   Yes, Springing Hard                    110,988      70,171
    70     7009988   No                                     118,388      81,876
    71     7010061   No                                      88,849      15,658
    72     7010809   Yes, Springing Hard                    185,974      17,828
    73     7011603   No                                     113,785      57,925
    74     7011230   No                                     186,920      13,463
    75     7009721   No                                      29,515       5,269
    76     7010460   No                                      96,094      50,588
    77     7010440   No                                      51,844       5,596
    78     7009948   No                                      62,154      20,171

    79     7010248   No                                      49,275      15,143
    80     7010211   No                                      86,247      13,825

    81     7011097   Yes, In-Place Soft, Springing Hard     180,216      39,953
    82     7010924   No                                      43,917      12,318
    83     7009903   Yes, In-Place Hard                      35,317      51,822
    84     7010320   No                                      22,567       5,375
    85     7010679   Yes, In-Place Hard                      59,604           0
    86     7009638   Yes, In-Place Soft, Springing Hard           0      17,336
    87     7010124   Yes, Springing Hard                    191,928      15,931
    88     7010167   No                                      43,374       9,522
    89     7010966   Yes, Springing Hard                          0           0
    90     7010744   No                                      45,624      15,128

    91     7010691   No                                           0       4,828
    92     7011635   No                                           0           0
    94     7009332   Yes, Springing Hard                    282,204         604
    95     7009810   No                                      59,224      11,989
    96     7009769   No                                      65,790       8,964
    97     7010208   Yes, Springing Hard                     42,507           0

    99     7009602   Yes, Springing Hard                    108,781      52,962
   100     7010234   Yes, Springing Hard                    110,221           0
   101     7009996   Yes, Springing Hard                     84,625      20,266

   102     7010828   No                                     100,029      67,304
   103     7008551   No                                      69,443      16,331
   104     7009486   Yes, Springing Hard                     31,866      19,936

                                      A-8

                                                                                               ESCROWED
                                                                               ESCROWED      REPLACEMENT
            MORTGAGE   MORTGAGE  LOAN                                         REPLACEMENT      RESERVES     ESCROWED TI/LC
CONTROL       LOAN      LOAN     GROUP                                          RESERVES     CURRENT ANNUAL    RESERVES
 NUMBER      NUMBER    SELLER    NUMBER        LOAN / PROPERTY NAME          INITIAL DEPOSIT    DEPOSIT     INITIAL DEPOSIT
--------------------------------------------------------------------------------------------------------------------------

    1      7009300      CGM        1     Artery Plaza                                   0          67,332       1,650,000
    2      7009609      CGM        1     River Plaza Shopping Center                    0          15,576       2,597,047
    3      7008786      CGM        1     Nordahl Marketplace                            0          16,000               0
--------------------------------------------------------------------------------------------------------------------------
                                         California Office Portfolio
    4      7009892      CGM        1     Pacific Pointe Corporate Centre                0          16,312               0
    5      7009891      CGM        1     Orchard Technology Park                        0          20,384               0
    6      7009890      CGM        1     Spectrum Pointe Office                         0          15,000               0
--------------------------------------------------------------------------------------------------------------------------
    7      7010465      CGM        1     400 SW 6th Avenue                              0          31,256               0
    8      7008193      CGM        1     Wilkes-Barre Commons                           0          30,666               0
    9      7009515      CGM        1     Bay Harbor Apartments                          0          60,756             NAP
    10     7010357      CGM        1     Williamsburg Shopping Center                   0          37,487               0
    11     7011196      CGM        1     Village West Shopping Center                   0          29,389               0
    13     7011416      CGM        1     499 Seventh Avenue                             0               0               0
    14     7011000      CGM        1     Arena Towers                                   0         285,790       1,780,000
    15     7011177      CGM        1     Dadeland Towers                        1,225,000          48,351       1,200,000
    16     7009668      CGM        1     Lanes Mill Marketplace                         0          21,638               0
    17     7010121      CGM        1     One American Place                             0          66,492               0
    18     7010114      CGM        2     Channel Islands Village                        0          54,000             NAP
--------------------------------------------------------------------------------------------------------------------------
                                         Region Center/Denver Distribution Center
    19     7011397      CGM        1     Region Center                            668,700          29,156         250,000
    20     7011378      CGM        1     Denver Distribution Center                     0          21,060         526,500
--------------------------------------------------------------------------------------------------------------------------
    21     7010817      CGM        1     Wedgewood Plaza                                0               0               0
    22     7010773      CGM        2     Aspen Ridge Apartments                         0         160,500             NAP
    23     7010777      CGM        2     Hills of Aberdeen Apartments                   0          43,250             NAP
    24     7010987      CGM        1     Ceres Group Building                           0          15,001         500,000
    26     7009758      CGM        1     Desert Sky Esplanade                      35,000               0               0
    27     7009882      CGM        1     DEA Santa Ana                                  0           2,394               0
    29     7010818      CGM        1     Concourse Village Shopping                     0               0               0
                                         Center
    30     7010385      CGM        2     Cape House II                                  0          60,000             NAP
    31     7011098      CGM        1     InterAmerican Plaza                            0          32,607               0
--------------------------------------------------------------------------------------------------------------------------
                                         KFC Portfolio
    32     7010031      CGM        1     KFC - Staten Island, NY                        0           2,256               0
    33     7010029      CGM        1     KFC - Central Islip, NY                        0           1,848               0
    34     7010036      CGM        1     KFC - Deer Park, NY                            0           1,776               0
    35     7010030      CGM        1     KFC - Hempstead, NY                            0           2,100               0
    36     7010038      CGM        1     KFC - Greenvale, NY                            0           1,860               0
    37     7010034      CGM        1     KFC - Freeport, NY                             0             816               0
    38     7009687      CGM        1     KFC - Patchogue, NY                            0           1,968               0
    39     7010033      CGM        1     KFC - Huntington, NY                           0           1,824               0
    40     7010037      CGM        1     KFC - Amityville, NY                           0           1,836               0
    41     7010028      CGM        1     KFC - Westbury, NY                             0           1,944               0
    42     7010027      CGM        1     KFC - Commack, NY                              0           2,076               0
    43     7010032      CGM        1     KFC - Bayshore, NY                             0           2,112               0
    44     7010035      CGM        1     KFC - Farmingdale, NY                          0             732               0
--------------------------------------------------------------------------------------------------------------------------
    45     7010607      CGM        1     532 Broad Hollow Road                          0          17,089         350,000
    46     7010007      CGM        1     Village at Collin Creek                        0          18,567               0
    47     7011128      CGM        1     Orthopaedic Specialty Center                   0           9,164               0
    48     7010072      CGM        1     Silverdale Shopping Center                     0          15,600         400,000

                      ESCROWED TI/LC      INITIAL
           MORTGAGE     RESERVES         DEFERRED         INITIAL
CONTROL      LOAN     CURRENT ANNUAL    MAINTENANCE    ENVIRONMENTAL
 NUMBER     NUMBER       DEPOSIT          DEPOSIT         DEPOSIT
---------------------------------------------------------------------

    1      7009300                 0           9,375
    2      7009609                 0
    3      7008786            68,863
---------------------------------------------------------------------

    4      7009892           119,075
    5      7009891           103,960
    6      7009890           108,750
---------------------------------------------------------------------
    7      7010465                 0          99,903             750
    8      7008193            60,000
    9      7009515               NAP
    10     7010357            66,667          99,375
    11     7011196                 0         104,188
    13     7011416                 0                          27,000
    14     7011000           473,384       1,716,600
    15     7011177                 0         275,000
    16     7009668                 0
    17     7010121           166,230
    18     7010114               NAP         180,475
--------------------------------------------------------------------

    19     7011397           145,782
    20     7011378                 0         134,044
---------------------------------------------------------------------
    21     7010817                 0         971,125
    22     7010773               NAP          23,875           1,250
    23     7010777               NAP
    24     7010987                 0
    26     7009758                 0          88,726
    27     7009882                 0
    29     7010818                 0         213,875

    30     7010385               NAP
    31     7011098           163,034                             850
---------------------------------------------------------------------

    32     7010031             4,224
    33     7010029             4,416
    34     7010036             1,992
    35     7010030             2,784
    36     7010038             1,908
    37     7010034             2,664
    38     7009687             1,788
    39     7010033             1,776
    40     7010037             1,956
    41     7010028             1,788
    42     7010027             1,428
    43     7010032             1,872
    44     7010035             1,356
---------------------------------------------------------------------
    45     7010607           100,000         110,000
    46     7010007            92,837         345,000
    47     7011128                 0
    48     7010072                 0                           1,250

                                      A-9

                                                                                           ESCROWED
                                                                           ESCROWED      REPLACEMENT
            MORTGAGE   MORTGAGE  LOAN                                     REPLACEMENT      RESERVES
CONTROL       LOAN      LOAN     GROUP                                      RESERVES     CURRENT ANNUAL
 NUMBER      NUMBER    SELLER    NUMBER        LOAN / PROPERTY NAME      INITIAL DEPOSIT    DEPOSIT
-------------------------------------------------------------------------------------------------------

    49     7010290      CGM        1     Nantucket Storage Center                    0          9,387
-------------------------------------------------------------------------------------------------------
                                         South Towne Mall/Skyline Point
                                         Apartments
    51     7009532      CGM        1     South Towne Mall                           0          20,520
    52     7009531      CGM        1     Skyline Point Apartments                   0          32,121
-------------------------------------------------------------------------------------------------------
    54     7011504      CGM        2     Ashley Park Apartments                     0          43,000
    56     7010648      CGM        1     Clackamas Square                           0           7,455
    57     7011100      CGM        1     Terracotta Business Park                   0          18,510
    59     7009828      CGM        1     Bloomfield Self Storage              160,938          10,000
    60     7008471      CGM        1     Shoppes at Fontana                         0          12,684
    61     7009489      CGM        1     Storage USA-Merrick Blvd                   0           5,990
    62     7009613      CGM        1     Gulf Plaza                                 0          24,130
    63     7010992      CGM        1     Townley Business Park                      0          24,289
    64     7010048      CGM        2     Newport Commons Apartments                 0          25,500
    66     7009797      CGM        1     The Lofts at Brookfield Hills              0          16,000
    67     7010604      CGM        1     West Village Commons                       0          15,081
    69     7009621      CGM        1     The Marketplace of Warsaw                  0          27,507
    70     7009988      CGM        1     H Street Connection                  120,313           5,699
    71     7010061      CGM        1     Station Holdings                           0          11,454
    72     7010809      CGM        1     Hoffman Estates                            0          10,000
    73     7011603      CGM        1     Marriott Courtyard Hotel                   0         148,044
    74     7011230      CGM        1     Valley Centre                              0          14,952
    75     7009721      CGM        1     Regency Square                             0           1,836
    76     7010460      CGM        1     Best Western Agate Beach Inn               0         153,180
    77     7010440      CGM        1     Kerney Spectrum Retail Center              0           2,692
    78     7009948      CGM        1     1611 Ellsworth Industrial                  0          20,172
                                         Boulevard
    79     7010248      CGM        1     Pinewood Plaza Office Building             0          14,053
    80     7010211      CGM        1     Gillespie Field Business                   0          10,417
                                         Park-Lots 19, 20 & 21
    81     7011097      CGM        2     Quaker Towers                              0          32,004
    82     7010924      CGM        1     Chico Mobile Country Club                  0           8,900
    83     7009903      CGM        1     Edenton Village                            0          15,885
    84     7010320      CGM        1     Cantera Commons Shopping Center            0           2,678
    85     7010679      CGM        1     Fairfield Inn                              0          86,830
    86     7009638      CGM        1     Park Place Office Building                 0          16,304
    87     7010124      CGM        1     Preston North Financial Center             0          16,440
    88     7010167      CGM        2     Bard Townhouses Phase II               9,900          19,800
    89     7010966      CGM        1     Wenatchee Top Foods                        0               0
    90     7010744      CGM        1     84 October Hill Road, Building             0          11,366
                                         7
    91     7010691      CGM        1     Borders Books and Music                    0           2,450
    92     7011635      CGM        1     1400 16th Street                           0          34,484
    94     7009332      CGM        1     2500 Marcus Avenue                         0           9,476
    95     7009810      CGM        2     Pebble Cove                                0          25,110
    96     7009769      CGM        1     Eastland Plaza                             0          13,083
    97     7010208      CGM        1     Gateway Center Office                      0           3,930
    99     7009602      CGM        1     Mattydale Shopping Center                  0          24,162
   100     7010234      CGM        1     79 County Avenue                           0           7,623
   101     7009996      CGM        1     Bay Ridge Plaza                            0          14,791
   102     7010828      CGM        2     Hoodview Apartments                        0          32,100
   103     7008551      CGM        2     Oak Knoll Apartments                       0          13,000
   104     7009486      CGM        1     Pine Tree Plaza Onalaska                   0          46,576

                                      ESCROWED TI/LC      INITIAL
            MORTGAG   ESCROWED TI/LC    RESERVES         DEFERRED         INITIAL
CONTROL       LOAN       RESERVES     CURRENT ANNUAL    MAINTENANCE    ENVIRONMENTAL
 NUMBER      NUMBER   INITIAL DEPOSIT    DEPOSIT          DEPOSIT         DEPOSIT
-------------------------------------------------------------------------------------

    49     7010290                0                0
-------------------------------------------------------------------------------------

    51     7009532                0           71,844           2,750
    52     7009531              NAP              NAP          55,875          56,250
-------------------------------------------------------------------------------------
    54     7011504              NAP              NAP           8,250
    56     7010648                0           37,272
    57     7011100                0          103,866
    59     7009828                0                0
    60     7008471                0                0         119,344
    61     7009489                0                0          23,954
    62     7009613                0                0          40,000
    63     7010992                0          120,000
    64     7010048              NAP              NAP
    66     7009797              NAP              NAP           1,250
    67     7010604          300,000           65,000         163,125
    69     7009621                0           45,857         230,283
    70     7009988                0           42,303           4,400
    71     7010061                0           73,037           6,750
    72     7010809                0                0          22,500
    73     7011603              NAP              NAP          19,485
    74     7011230          200,000                0
    75     7009721           77,514            5,994
    76     7010460              NAP              NAP
    77     7010440                0           23,185
    78     7009948                0           63,131

    79     7010248          280,000                0          20,300
    80     7010211                0           34,728

    81     7011097              NAP              NAP          43,384
    82     7010924              NAP              NAP          17,888
    83     7009903                0           44,820          12,500
    84     7010320          385,830           26,966           9,188
    85     7010679              NAP              NAP           3,125
    86     7009638                0           72,933
    87     7010124          250,000                0          17,763
    88     7010167              NAP              NAP
    89     7010966                0                0
    90     7010744          160,000                0

    91     7010691                0           13,261           5,000
    92     7011635                0          294,887
    94     7009332                0           34,511           3,750
    95     7009810              NAP              NAP
    96     7009769                0           33,904          63,800
    97     7010208                0           37,987
    99     7009602                0           35,205         191,250
   100     7010234                0           16,000          14,650
   101     7009996                0                0
   102     7010828              NAP              NAP         134,125
   103     7008551              NAP              NAP
   104     7009486                0            5,208

                                      A-10

           MORTGAGE   MORTGAGE  LOAN
CONTROL      LOAN      LOAN     GROUP                                                                      ENVIRONMENTAL INSURANCE
 NUMBER     NUMBER    SELLER    NUMBER        LOAN / PROPERTY NAME           HOLDBACK RESERVE   LOC               POLICY
------------------------------------------------------------------------------------------------------------------------------------

    1      7009300      CGM        1     Artery Plaza                                           No
    2      7009609      CGM        1     River Plaza Shopping Center                            No
    3      7008786      CGM        1     Nordahl Marketplace                                    No
------------------------------------------------------------------------------------------------------------------------------------
                                         California Office Portfolio
    4      7009892      CGM        1     Pacific Pointe Corporate Centre        2,435,000       No
    5      7009891      CGM        1     Orchard Technology Park                1,190,000       No
    6      7009890      CGM        1     Spectrum Pointe Office                 1,580,000       No
------------------------------------------------------------------------------------------------------------------------------------
    7      7010465      CGM        1     400 SW 6th Avenue                        300,000       No
    8      7008193      CGM        1     Wilkes-Barre Commons                                   No
    9      7009515      CGM        1     Bay Harbor Apartments                                  No
    10     7010357      CGM        1     Williamsburg Shopping Center           1,200,000       No
    11     7011196      CGM        1     Village West Shopping Center                           No
    13     7011416      CGM        1     499 Seventh Avenue                                     No
    14     7011000      CGM        1     Arena Towers                             703,138       No
    15     7011177      CGM        1     Dadeland Towers                                        No     Yes, pollution liability
                                                                                                       policy obtained
    16     7009668      CGM        1     Lanes Mill Marketplace                 2,230,000       No
    17     7010121      CGM        1     One American Place                                     No
    18     7010114      CGM        2     Channel Islands Village                                No
------------------------------------------------------------------------------------------------------------------------------------
                                         Region Center/Denver Distribution Center
    19     7011397      CGM        1     Region Center                                          No
    20     7011378      CGM        1     Denver Distribution Center                             No
------------------------------------------------------------------------------------------------------------------------------------
    21     7010817      CGM        1     Wedgewood Plaza                                        No
    22     7010773      CGM        2     Aspen Ridge Apartments                                 No
    23     7010777      CGM        2     Hills of Aberdeen Apartments           1,500,000       No
    24     7010987      CGM        1     Ceres Group Building                                   No
    26     7009758      CGM        1     Desert Sky Esplanade                                   No
    27     7009882      CGM        1     DEA Santa Ana                                          No
    29     7010818      CGM        1     Concourse Village Shopping                             No
                                         Center
    30     7010385      CGM        2     Cape House II                          1,420,000       No
    31     7011098      CGM        1     InterAmerican Plaza                                    No
------------------------------------------------------------------------------------------------------------------------------------
                                         KFC Portfolio
    32     7010031      CGM        1     KFC - Staten Island, NY                                No
    33     7010029      CGM        1     KFC - Central Islip, NY                                No
    34     7010036      CGM        1     KFC - Deer Park, NY                                    No
    35     7010030      CGM        1     KFC - Hempstead, NY                                    No
    36     7010038      CGM        1     KFC - Greenvale, NY                                    No
    37     7010034      CGM        1     KFC - Freeport, NY                                     No
    38     7009687      CGM        1     KFC - Patchogue, NY                                    No
    39     7010033      CGM        1     KFC - Huntington, NY                                   No
    40     7010037      CGM        1     KFC - Amityville, NY                                   No
    41     7010028      CGM        1     KFC - Westbury, NY                                     No
    42     7010027      CGM        1     KFC - Commack, NY                                      No
    43     7010032      CGM        1     KFC - Bayshore, NY                                     No
    44     7010035      CGM        1     KFC - Farmingdale, NY                                  No
------------------------------------------------------------------------------------------------------------------------------------
    45     7010607      CGM        1     532 Broad Hollow Road                                  No
    46     7010007      CGM        1     Village at Collin Creek                                No
    47     7011128      CGM        1     Orthopaedic Specialty Center                           No
    48     7010072      CGM        1     Silverdale Shopping Center                             No

                                      A-11

           MORTGAGE   MORTGAGE  LOAN
CONTROL      LOAN      LOAN     GROUP                                                                    ENVIRONMENTAL INSURANCE
 NUMBER     NUMBER    SELLER    NUMBER        LOAN / PROPERTY NAME         HOLDBACK RESERVE   LOC               POLICY
----------------------------------------------------------------------------------------------------------------------------------

    49     7010290      CGM        1     Nantucket Storage Center
---------------------------------------------------------------------------------------------------------------------------------
                                         South Towne Mall/Skyline Point                        No
                                         Apartments
    51     7009532      CGM        1     South Towne Mall                                      No
    52     7009531      CGM        1     Skyline Point Apartments                              No
---------------------------------------------------------------------------------------------------------------------------------
    54     7011504      CGM        2     Ashley Park Apartments                                No
    56     7010648      CGM        1     Clackamas Square                                      No
    57     7011100      CGM        1     Terracotta Business Park            800,000           No
    59     7009828      CGM        1     Bloomfield Self Storage                               No
    60     7008471      CGM        1     Shoppes at Fontana                                    No
    61     7009489      CGM        1     Storage USA-Merrick Blvd                              No
    62     7009613      CGM        1     Gulf Plaza                                            No
    63     7010992      CGM        1     Townley Business Park               200,000           No
    64     7010048      CGM        2     Newport Commons Apartments          100,000           No
    66     7009797      CGM        1     The Lofts at Brookfield Hills       250,000           No
    67     7010604      CGM        1     West Village Commons                                  No
    69     7009621      CGM        1     The Marketplace of Warsaw                             No
    70     7009988      CGM        1     H Street Connection                 300,000           No
    71     7010061      CGM        1     Station Holdings                                      No
    72     7010809      CGM        1     Hoffman Estates                     656,000           No
    73     7011603      CGM        1     Marriott Courtyard Hotel                              No
    74     7011230      CGM        1     Valley Centre                                         No
    75     7009721      CGM        1     Regency Square                                        No
    76     7010460      CGM        1     Best Western Agate Beach Inn                          No
    77     7010440      CGM        1     Kerney Spectrum Retail Center                         No
    78     7009948      CGM        1     1611 Ellsworth Industrial                             No
                                         Boulevard
    79     7010248      CGM        1     Pinewood Plaza Office Building                        No
    80     7010211      CGM        1     Gillespie Field Business            935,000           No
                                         Park-Lots 19, 20 & 21
    81     7011097      CGM        2     Quaker Towers                                         No
    82     7010924      CGM        1     Chico Mobile Country Club                             No
    83     7009903      CGM        1     Edenton Village                                       No
    84     7010320      CGM        1     Cantera Commons Shopping Center     145,000           No
    85     7010679      CGM        1     Fairfield Inn                                         No
    86     7009638      CGM        1     Park Place Office Building                            No
    87     7010124      CGM        1     Preston North Financial Center                        No
    88     7010167      CGM        2     Bard Townhouses Phase II                              No
    89     7010966      CGM        1     Wenatchee Top Foods                                   No
    90     7010744      CGM        1     84 October Hill Road, Building                        No
                                         7
    91     7010691      CGM        1     Borders Books and Music                               No
    92     7011635      CGM        1     1400 16th Street                                      No
    94     7009332      CGM        1     2500 Marcus Avenue                  625,000           No
    95     7009810      CGM        2     Pebble Cove                                           No
    96     7009769      CGM        1     Eastland Plaza                                        No        Yes, environmental
                                                                                                         collateral liability policy
                                                                                                         obtained
    97     7010208      CGM        1     Gateway Center Office                                 No
    99     7009602      CGM        1     Mattydale Shopping Center                             No
   100     7010234      CGM        1     79 County Avenue                                      No        Yes, environmental
                                                                                                         collateral liability policy
                                                                                                         obtained
   101     7009996      CGM        1     Bay Ridge Plaza                                       No
   102     7010828      CGM        2     Hoodview Apartments                                   No
   103     7008551      CGM        2     Oak Knoll Apartments                                  No
   104     7009486      CGM        1     Pine Tree Plaza Onalaska                              No

                                      A-12